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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a -12

SCHOLASTIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Scholastic 557 Broadway, New York, NY 10012-3999 (212) 343-6100
www.scholastic.com

SCHOLASTIC CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Holders of Class A Stock and Common Stock:

The Annual Meeting of Stockholders of Scholastic Corporation (the “Company”) will be held at the Company’s corporate headquarters located at 557 Broadway, New York, New York on Wednesday, September 19, 2007, at 9:00 a.m., local time, for the following purposes:

Matters to be voted upon by holders of the Class A Stock

1.	Electing eight directors to the Board of Directors,

2.	Approving an Amendment to the Scholastic Corporation 2001 Stock Incentive Plan,

3.	Approving the Scholastic Corporation 2007 Outside Directors Stock Incentive Plan;

Matters to be voted upon by holders of the Common Stock

1.	Electing three directors to the Board of Directors;

and such other business as may properly come before the meeting and any adjournments thereof.

A proxy statement describing the matters to be considered at the Annual Meeting of Stockholders is attached to this notice. Only stockholders of record of the Class A Stock and the Common Stock at the close of business on August 1, 2007 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

We hope that you will be able to attend the meeting. Whether or not you plan to be present at the meeting, we urge you to vote your shares promptly. You can vote your shares in three ways:

•	via the Internet at the website indicated on your proxy card;

•	via telephone by calling the toll free number on your proxy card; or

•	by returning the enclosed proxy card.

By order of the Board of Directors

Devereux Chatillon Secretary August 14, 2007

SCHOLASTIC CORPORATION
557 Broadway
New York, New York 10012-3999

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
September 19, 2007

SOLICITATION OF PROXIES

General Information

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Scholastic Corporation, a Delaware corporation (the “Company”), to be voted at its Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 557 Broadway, New York, New York at 9:00 a.m., local time, on Wednesday, September 19, 2007, and at any adjournments thereof.

          Shares represented by each proxy properly submitted, either by mail, the internet or telephone as indicated on the enclosed form of proxy, will be voted in accordance with the instructions indicated on such proxy unless revoked. A stockholder may revoke a proxy at any time before it is exercised by:

•	delivering to the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date,

•	providing subsequent telephone or internet voting instructions, or

•	voting in person at the Annual Meeting.

          Any written notice revoking a proxy should be sent to the attention of Devereux Chatillon, Secretary, Scholastic Corporation, 557 Broadway, New York, New York 10012-3999.

If no instructions are specified, your shares will be voted:

•	FOR the election of the directors indicated;

•	in the case of the Class A stockholders, FOR the approval of Proposals 2 and 3; and

•	in the discretion of the proxy holders, if any other matter properly comes before the Annual Meeting.

          This proxy statement and the accompanying form of proxy, together with the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007, are being mailed to stockholders on or about August 14, 2007.

          The cost of soliciting proxies will be borne by the Company. Solicitation other than by mail may be made personally or by telephone, facsimile or e-mail by regularly employed officers and employees who will not be additionally compensated for such solicitation. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to principals.

Voting Securities of the Company

          Only holders of record of the Company’s Class A Stock, $0.01 par value (“Class A Stock”), and Common Stock, $0.01 par value (“Common Stock”), at the close of business on August 1, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 1,656,200 shares of Class A Stock and 36,611,081 shares of Common Stock outstanding.

          The Amended and Restated Certificate of Incorporation of the Company (the “Certificate”) provides that, except as otherwise provided by law, the holders of shares of Class A Stock (the “Class A Stockholders”), voting as a class, have the right: (i) to fix the size of the Board so long as it does not consist of less than three nor more than 15 directors, (ii) to elect all the directors, subject to the right of the holders of shares of Common Stock, voting as a class, to elect such minimum number of the members of the Board as shall equal at least one-fifth of the members of the Board, and (iii) to exercise, exclusive of the holders of the shares of Common Stock, all other voting rights of stockholders of the Company. The Certificate also provides that, except as otherwise provided by law, the voting rights of the holders of shares of Common Stock are limited to the right, voting as a class, to elect such minimum number of the members of the Board as shall equal at least one-fifth of the members of the Board.

          Each share of Class A Stock and Common Stock is entitled to one vote. No holders of either class of stock have cumulative voting rights. At the Annual Meeting, the Class A Stockholders will vote on the election of eight members of the Board and the holders of the Common Stock will vote on the election of three members of the Board. The other proposals set forth in the notice attached to this proxy statement for consideration at the Annual Meeting will be voted on by the Class A Stockholders. If any other matters were to properly come before the Annual Meeting, they would be voted on by the Class A Stockholders.

          The vote required for each proposal is specified in the description of such proposal. In the election of directors, withheld votes and abstentions have no effect on the vote. Under the Company’s Bylaws, for the purpose of determining whether a proposal has received the required vote, abstentions will not be considered as votes cast and will have no effect. Because none of the shares of Class A Stock are held by brokers, the effect of broker non-votes is not applicable in the case of the Class A Stock. Because the only proposal before the holders of Common Stock is the election of three directors, the effect of broker non-votes is not applicable in the case of the Common Stock.

Principal Holders of Class A Stock and Common Stock

          The following table sets forth information regarding persons who, to the best of the Company’s knowledge, beneficially owned five percent or more of the Class A Stock or the Common Stock outstanding on the Record Date. Under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), a person who directly or indirectly has, or shares, voting power or investment power with respect to a security is considered a beneficial owner of such security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

	Class A Stock		Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Richard Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	2,405,450	100%	6,872,296	(3)	17.3%
Barbara Robinson Buckland c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	27.0%	2,504,512		6.7%
Mary Sue Robinson Morrill c/o Scholastic Corporation 557 Broadway New York, NY 10012	765,296	31.8%	3,263,468	(4)	8.7%
William W. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	27.0%	2,589,315	(5)	6.9%
Trust under the Will of Maurice R. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	27.0%	2,331,712		6.3%
Trust under the Will of Florence L. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	116,676	4.9%	466,676		1.3%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	—	—	3,501,735	(6)	8.6%
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	—	—	2,626,085	(7)	6.5%

(1)

Each of Richard Robinson, Barbara Robinson Buckland, Mary Sue Robinson Morrill, William W. Robinson and the Maurice R. Robinson Trust have filed Statements on Schedule 13G with the SEC (the “13G Filings”) regarding their beneficial ownership of Common Stock. Richard Robinson, Chairman of the Board, President and Chief Executive Officer of the Company, and Barbara Robinson Buckland, Mary Sue Robinson Morrill and William W. Robinson, all of whom are siblings of Richard Robinson, are trustees of the Trust under the Will of Maurice R. Robinson (the “Maurice R. Robinson Trust”), with shared voting and investment power with respect to the shares owned by the Maurice R. Robinson Trust. Under the terms of the Maurice R. Robinson Trust, the vote of a majority of the trustees is required to vote or direct the disposition of the shares held by the Maurice R. Robinson Trust. In addition, Richard Robinson and Mary Sue Robinson Morrill are the co-trustees of the Trust under the Will of Florence L. Robinson (the “Florence L. Robinson Trust”), with shared voting and investment power with respect to the shares owned by the Florence L. Robinson Trust. Any acts by the Florence L. Robinson Trust require the approval of each Trustee. Each such trust directly owns the shares attributed to it in the table and each person listed herein as a trustee of such trust is deemed to be the beneficial owner of the shares directly owned by such trust. Based on their 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of the Class A Stock by the following persons was: Richard Robinson—1,640,154 shares (sole voting and investment power), which includes 749,250 shares issuable under options to purchase Class A Stock (“Class A Options”) exercisable by Mr. Robinson within 60 days, and 765,296 shares (shared voting and investment power); Barbara Robinson Buckland—648,620 shares (shared voting and investment power); Mary Sue Robinson Morrill—765,296 shares (shared voting and investment power); William W. Robinson—648,620 shares (shared voting and investment power); Maurice R. Robinson Trust—648,620 shares (sole voting and investment power); and Florence L. Robinson Trust—116,676 shares (sole voting and investment power).

(2)

The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis. The number of shares of Common Stock and percentage of the outstanding shares of Common Stock for each beneficial owner of Class A Stock assumes the conversion of such holder’s shares of Class A Stock (including the 749,250 shares issuable under Class A Options exercisable within 60 days, in the case of Mr. Robinson) into shares of Common Stock. Based on their 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of Common Stock by the following holders was: Richard Robinson—3,995,203 shares (sole voting and investment power), which includes the 749,250 shares under Class A Options exercisable within 60 days held by Mr. Robinson, and 2,877,093 shares (shared voting and investment power); Barbara Robinson Buckland—172,800 shares (sole voting and investment power) and 2,331,712 shares (shared voting and investment power); Mary Sue Robinson Morrill—3,263,468 shares (shared voting and investment power); William W. Robinson—244,613 shares (sole voting and investment power) and 2,344,702 shares (shared voting and investment power); Maurice R. Robinson Trust—2,331,712 shares (sole voting and investment power); and Florence L. Robinson Trust—466,676 shares (sole voting and investment power).

(3)

Includes 2,405,450 shares of Common Stock issuable on conversion of the Class A Stock (including the 749,250 shares issuable under the Class A Options) described in Notes 1 and 2 above; 1,260,513 shares of Common Stock held directly by Richard Robinson; 350,000 shares of Common Stock held pursuant to a variable pre-paid forward stock sale (the “VPF”), which allows Mr. Robinson to retain all increases in the share price up to 50% and, at an agreed upon future delivery date, to elect to retain these shares and settle the VPF with cash rather than selling the shares; 695,850 shares of Common Stock under options exercisable by Mr. Robinson within 60 days; 4,413 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2007 under the Scholastic Corporation 401(k) Savings and Retirement Plan (the “401(k) Plan”); 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; 73,894 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund; and 37,278 shares of Common Stock underlying restricted stock units (“RSUs”) vested or vesting within 60 days held under the Scholastic Corporation Management Stock Purchase Plan (the “MSPP”), as more fully described herein. Does not include 15,762 unvested RSUs held under the MSPP.

(4)	Does not include an aggregate of 212,896 shares of Common Stock held under Trusts for which Ms. Morrill’s spouse is the trustee, as to which Ms. Morrill disclaims beneficial ownership.

(5)	Does not include 25,000 shares of Common Stock held under Trusts for which Mr. William Robinson’s spouse is a trustee, as to which Mr. Robinson disclaims beneficial ownership.

(6)

The information for T. Rowe Price Associates, Inc. (“Price Associates”) is derived from a Schedule 13G, dated February 14, 2007, filed with the SEC. These shares are owned by various individual and institutional investors, as to which Price Associates serves as investment adviser with the sole power to direct investments with regard to all such shares and the sole power to vote 339,500 of such shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of these shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

(7)

The information for Dimensional Fund Advisors LP (“Dimensional Fund”) is derived from a Schedule 13G, dated February 1, 2007, filed with the SEC. Dimensional Fund serves as investment adviser to four investment companies and as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). The Funds own these shares, and in its role as investment advisor or manager, Dimensional Fund has the sole power to vote and direct investments with regard to all such shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Dimensional Fund is deemed to be a beneficial owner of such shares; however, Dimensional Fund expressly disclaims that it is, in fact, the beneficial owner of such shares.

Change of Control Arrangement for Certain Class A Stockholders

          Pursuant to an agreement dated July 23, 1990 between the Maurice R. Robinson Trust and Richard Robinson, the Maurice R. Robinson Trust has agreed that if it receives an offer from any person to purchase any or all of the shares of Class A Stock owned by the Maurice R. Robinson Trust and it desires to accept such offer, Richard Robinson shall have the right of first refusal to purchase all, but not less than all, of the shares of Class A Stock that such person has offered to purchase for the same price and on the same terms and conditions offered by such person. In the event Richard Robinson does not elect to exercise such option, the Maurice R. Robinson Trust shall be free to sell such shares of Class A Stock in accordance with the offer it has received. In addition, if Richard Robinson receives an offer from any person to purchase any or all of his shares of Class A Stock and the result of that sale would be to transfer to any person other than Richard Robinson or his heirs voting power sufficient to enable such other person to elect the majority of the Board, either alone or in concert with any person other than Richard Robinson, his heirs or the Maurice R. Robinson Trust (a “Control Offer”), and Mr. Robinson desires to accept the Control Offer, the Maurice R. Robinson Trust shall have the option to sell any or all of its shares of Class A Stock to the person making the Control Offer at the price and on the terms and conditions set forth in the Control Offer. If the Maurice R. Robinson Trust does not exercise its option, Mr. Robinson shall be free to accept the Control Offer and to sell his shares of Class A Stock in accordance with the terms of the Control Offer. If the Maurice R. Robinson Trust exercises its option, Mr. Robinson cannot accept the Control Offer unless the person making the Control Offer purchases the shares of Class A Stock that the Maurice R. Robinson Trust has elected to sell.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires directors, executive officers and persons who are the beneficial owners of more than 10% of the Common Stock or Class A Stock to file reports of their ownership and changes in ownership of the Company’s equity securities with the SEC. The reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16 reports they file. Based on a review of the copies of such forms furnished to the Company and other written representations that no other reports were required during the fiscal year ended May 31, 2007, the Company believes its directors, executive officers and greater than ten percent beneficial owners timely filed all Section 16(a) reports required during such fiscal year, except that Mr. Richard Spaulding, a director and an employee of the Company during fiscal 2007, did not file a timely report regarding the exercise of stock options and sale of the underlying Common Stock in January 2007. This report was filed on April 24, 2007, promptly after the omission was discovered.

Share Ownership of Management

          On the Record Date, each director, director nominee and Named Executive Officer reported under the caption “Executive Compensation” and all directors and executive officers as a group beneficially owned shares of the Class A Stock and Common Stock as follows:

	Class A Stock			Common Stock

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Directors and Nominees
Richard Robinson	2,405,450	(2)	100%	6,872,296	(3)	17.3%
James W. Barge **	—		—	0		*
Rebeca M. Barrera	—		—	43,504	(4)	*
Ramon C. Cortines	—		—	54,574	(5)	*
John L. Davies	—		—	42,000	(4)	*
Andrew S. Hedden	—		—	2,000	(6)	*
Mae C. Jemison	—		—	59,004	(7)	*
Peter M. Mayer	—		—	77,500	(8)	*
John G. McDonald	—		—	61,004	(9)	*
Augustus K. Oliver	—		—	62,574	(9)	*
Richard M. Spaulding	—		—	197,060	(10)	*
Named Executive Officers
Richard Robinson	2,405,450	(2)	100%	6,872,296	(2)	17.3%
Maureen O’Connell	—		—	25	(11)	*
Mary A. Winston	—		—	104,310	(12)	*
Deborah A. Forte	—		—	287,396	(13)	*
Margery A. Mayer	—		—	256,234	(14)	*
Lisa Holton	—		—	102,488	(15)	*
All directors and executive officers as a group (23 persons including those named above)	2,405,450	(2)	100%	9,020,365	(16)	22.8%

*	Less than 1.0%

**	Nominee

(1)	Except as indicated in the notes below, each person named has sole voting and investment power with respect to the shares shown opposite his or her name.

(2)

Includes 890,904 shares of Class A Stock held directly by Richard Robinson, 648,620 shares of Class A Stock owned by the Maurice R. Robinson Trust, 116,676 shares of Class A Stock owned by the Florence L. Robinson Trust and 749,250 shares of Class A Stock subject to Class A Options exercisable within 60 days. See the information with respect to Richard Robinson under “Principal Holders of Class A Stock and Common Stock” above. The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis.

(3)

Includes 2,405,450 shares of Common Stock issuable on conversion of the Class A Stock (including 749,250 shares issuable under Class A Options exercisable within 60 days) described in Note 2 above; 1,260,513 shares of Common Stock held directly by Richard Robinson; 350,000 shares of Common Stock held pursuant to the VPF (a variable prepaid forward stock sale); 695,850 shares of Common Stock under options exercisable by Mr. Robinson within 60 days; 37,278 shares of Common Stock underlying RSUs vested or vesting within 60 days held under the MSPP; 4,413 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2007 under the 401(k) Plan; 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; and 73,894 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Does not include 15,762 unvested RSUs held under the MSPP.

(4)	Includes 42,000 shares of Common Stock under options exercisable by such director within 60 days.

(5)	Includes 54,000 shares of Common Stock under options exercisable by such director within 60 days.

(6)	As a partner of a law firm that provides legal services to the Company, Mr. Hedden has declined all stock option awards otherwise available to him as a non-employee director.

(7)	Includes 58,000 shares of Common Stock under options exercisable by such director within 60 days.

(8)

Includes 28,500 shares of Common Stock held directly by Mr. Mayer, 1,000 shares held through a pension plan in which he has an interest and 48,000 shares under options exercisable by him within 60 days.

(9)	Includes 60,000 shares of Common Stock under options exercisable by such director within 60 days.

(10)

Includes 159,558 shares of Common Stock held directly by Mr. Spaulding, 36,490 shares under options exercisable by him within 60 days and 1,012 shares underlying RSUs vested or vesting within 60 days held under the MSPP. Does not include 3,560 unvested RSUs held under the MSPP.

(11)	Ms. O’Connell joined the Company on January 22, 2007 as Executive Vice President, Chief Administrative Officer and Chief Financial Officer and has a minor son who owns 25 shares.

(12)	Includes 100,000 shares of Common Stock under options exercisable by Ms. Winston within 60 days and 4,310 vested RSUs held under the MSPP.

(13)

Includes 13,754 shares of Common Stock held directly by Ms. Forte, 259,740 shares under options exercisable by her within 60 days, 10,152 shares underlying RSUs vested or vesting within 60 days held under the MSPP and 3,750 shares underlying restricted stock units (“Stock Units”) scheduled to vest within 60 days under the Scholastic Corporation 2001 Stock Incentive Plan, (the “2001 Plan), as more fully described herein. Does not include 3,464 unvested RSUs held under the MSPP or 7,150 unvested Stock Units held under the 2001 Plan.

(14)

Includes 20,444 shares of Common Stock held directly by Ms. Mayer, 229,790 shares under options exercisable by her within 60 days and 6,000 shares underlying RSUs vested or vesting within 60 days held under the MSPP. Does not include 1,690 unvested RSUs held under the MSPP.

(15)	Includes 2,488 shares of Common Stock held directly by Ms. Holton and 100,000 shares under options exercisable by her within 60 days,

(16)

Includes an aggregate of 2,546,560 shares of Common Stock under options exercisable by members of the group within 60 days, an aggregate of 71,669 shares underlying RSUs vested or vesting within 60 days held under the MSPP, an aggregate of 10,746 shares with respect to which members of the group had voting rights at May 31, 2007 under the 401(k) Plan, an aggregate of 5,583 shares underlying Stock Units vesting within 60 days held under the 2001 Plan, and 2,405,450 shares of Common Stock issuable on the conversion of Class A Stock (including the 749,250 shares issuable under Class A Options exercisable within 60 days). Does not include an aggregate of 34,332 unvested RSUs held under the MSPP or an aggregate of 36,435 unvested Stock Units held under the 2001 Plan.

Compensation Committee Interlocks and Insider Participation

          No member of the Human Resources and Compensation Committee (the “HRCC”) was at any time during fiscal 2007 an officer or employee of the Company or any of the Company’s subsidiaries nor was any such person a former officer of the Company or any of the Company’s subsidiaries. In addition, no HRCC member is an executive officer of another entity at which one of the Company’s executive officers serves on the board of directors.

Human Resources and Compensation Committee Report

          The HRCC has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement. Based on this review and discussion, the HRCC recommended to the Board (and the Board has approved) that the CD&A be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007.

          The members of the Human Resources and Compensation Committee of the Board of Directors of Scholastic Corporation have provided this report:

John L. Davies, Chairperson
Ramon C. Cortines
Peter M. Mayer
John G. McDonald

COMPENSATION DISCUSSION AND ANALYSIS

          The Company’s compensation programs for its executive officers and other senior management are administered by the HRCC, which is composed solely of independent directors as defined by NASDAQ rules.

          The HRCC generally consults with management regarding employee compensation matters. The Company’s Chief Executive Officer, working with the Company’s Human Resources Department, makes annual compensation recommendations to the HRCC for executive officers (other than himself) and senior management, including the Named Executive Officers. The HRCC has reviewed and approved the following discussion and analysis, which analyzes the objectives and results for fiscal 2007 of the Company’s compensation policies and procedures for the Chief Executive Officer; the Chief Financial Officer and the remaining Named Executive Officers, as well as other members of senior management. The Company’s compensation programs have been adopted in order to implement the HRCC’s compensation philosophy, while taking into account the Company’s financial performance. They have been developed with the assistance of the Human Resources Department, as well as independent consultants. The HRCC periodically reviews the Company’s compensation programs and practices in light of the HRCC’s compensation philosophy, changes in laws and regulations, and the Company’s financial goals. A description of the composition and procedures of the HRCC is set forth under “Meetings of the Board and its Committes—Human Resources and Compensation Committee” and “Corporate Governance—HRCC and SGC Procedures” in Proposal 1, “Election of Directors,” below.

Compensation Policies and Objectives

          The Company believes that compensation for executive officers and other senior management should be determined according to a competitive framework, taking into account the financial performance of the Company, individual contributions, teamwork, divisional results and the external market in which the Company competes for executive talent. Such factors are critical to the continued development of the Company’s operating segments, which in turn builds stockholder value. In determining the compensation of its executive officers, the Company seeks to achieve the following objectives through a combination of fixed and variable compensation.

Pay Competitively

          A total compensation package should be competitive. For senior management, including the Company’s Chief Executive Officer, the HRCC considers the level of compensation paid to individuals in comparable executive positions in the Company’s peer group and at other publishing/media companies, with which the Company competes in order to recruit and retain executive talent for corporate and operating unit positions. The peer companies to which the Company has looked to gauge its competitiveness for these purposes have included but were not limited to the following: ADVO Inc., Amazon.com Inc., PRIMEDIA Inc., The McGraw-Hill Companies, Inc., Pearson plc., Readers Digest Association, Inc., School Specialty Inc., Thomson Corporation, John Wiley & Sons, Inc. and The Washington Post Company.

Pay for Performance

          The Company’s compensation practices are designed to create a direct link between the aggregate compensation paid to each executive officer and the financial performance of the Company and, as applicable, the results of the specific business division for which an executive is responsible. In order to accomplish this, the HRCC considers the individual performance of each executive officer by reviewing, among other factors, the achievement of pre-established corporate, business unit and individual performance objectives as well as the recommendations of the Chief Executive Officer. The amount of each component of an executive officer’s compensation is based in part on the HRCC’s assessment of that individual’s performance as well as the other factors discussed in this section.

Executives as Stockholders

          The Company’s compensation practices are also designed to link a portion of each executive officer’s compensation opportunity directly to the value of the Common Stock through the use of stock-based awards. The compensation for Mr. Robinson, who is the Chairman, Chief Executive Officer and President, and the controlling stockholder, of the Company, is based upon the same objectives and policies applicable to all senior management and is recommended by the HRCC and approved by the independent members of the Board.

Elements of Compensation

          To accomplish its compensation objectives and philosophy, the HRCC relies on the following elements of compensation, each of which is discussed in more detail below:

•	Salary

•	Annual cash bonus awards

•	Equity-based incentive compensation, in the form of stock options and restricted stock units

          Each component of executive compensation is designed for a specific purpose. For example, salaries are the main component of cash-based annual compensation. Salaries are set to compensate each executive based on that executive’s employment and salary history, position within the Company and comparable competitive salaries at other companies. With regard to the more variable components of the compensation package, annual bonuses are tied to the Company’s short-term objectives, while equity-based compensation is directed towards successful results over a longer period. The purpose of the combination of salary, annual bonus and equity awards is to provide the appropriate level of total annual cash compensation and long term incentives, combined with an appropriate performance-based component. The HRCC believes that the Company’s executive compensation package, consisting of these components, is comparable to the compensation provided in the market in which the Company competes for executive talent and is critical to accomplishing the Company’s recruitment and retention aims.

Components of Executive Compensation

          The following provides an analysis of each element of compensation, what each is designed to reward and why the HRCC chose to include it as an element of the Company’s executive compensation.

Base Salary

          Base salaries are reviewed annually in the context of the HRCC’s consideration of the effect of base compensation on recruiting and retaining executive talent. Accordingly, the

HRCC considers the executive compensation of a broad group of companies in the publishing and media industries, including the companies referred to above. The companies used in the compensation peer group were selected based upon several criteria, including size of company by revenues, relevant industry and other factors. Information from this peer group is used to create a framework for executive compensation practices, in combination with Company-based factors, such as the Company’s financial position and relevant corporate initiatives. In establishing each executive officer’s base salary, the HRCC considers several factors, including individual job performance, salary history, competitive external market conditions for recruiting and retaining executive talent, the scope of the executive’s position and level of experience, changes in responsibilities, responsibility for larger, more difficult to manage or more risky business ventures, such as new product development, or positions that require considerable creative talent or creative marketing capability, and the management of those providing such creative content or marketing.

          During fiscal 2007, the base salaries of executive officers were generally increased in accordance with the foregoing practices, with the HRCC particularly focusing on individual performance and changes in responsibilities. Consistent with the Company’s policy for all employees, salaries for executive officers and senior management, including the Named Executive Officers, are reviewed annually in September and increases, based on the compensation objectives discussed above, are generally effective on October 1 of each year. Of the Named Executives Officers, in line with the Company’s general target of three percent, Ms. Mayer, Ms. Holton and Ms. Winston each received salary increases of 3% during fiscal 2007, in each case effective as of October 1, 2006. This reflected the Company’s view that their performance levels reached their individual target levels and they substantially achieved their objectives as set out by the HRCC for the fiscal year. This also reflected the Company’s view that they were otherwise being compensated appropriately in terms of their respective total compensation packages. Ms. Forte and Mr. Robinson did not receive salary increases during fiscal 2007. This reflected the nature of the projects on which Ms. Forte has been working, which are not expected to come to fruition until fiscal 2008, including the production of a major motion picture. Mr. Robinson requested that he not receive a raise in view of the fact that the Company’s results for fiscal 2007 were below target level. Because Ms. O’Connell only joined the Company in January 2007, she was not eligible for a salary increase during fiscal 2007.

Annual Performance-Based Cash Bonus Awards

          The HRCC ties a significant portion of each Named Executive Officer’s total potential compensation to Company performance, individual performance and, in the case where the Named Executive Officer is responsible for an operating unit of the Company, business unit performance through the use of annual bonus awards. In setting financial and operating performance targets, which are established early in the fiscal year, the HRCC considers Company-wide strategic and operating plans and, where applicable, those of the executive’s business unit. In each case, whether considering the Company as a whole or an executive’s business unit, the HRCC considers the budget for the next fiscal year and sets specific incentive targets that are directly linked to the Company’s or business unit’s financial performance. For the Company performance portion, these targets have been based upon earnings per share (EPS) and Free Cash Flow, and for the portion based on business unit performance, the targets are, in addition, based upon the profitability of the relevant business unit (“Division Operating Profit”). Free Cash Flow is defined by the Company as net cash provided by all of the Company’s operating activities less spending for capital expenditures, pre-publication and pre-production costs and author royalty advances.

          Potential bonus awards for executive officers, including the Named Executive Officers, are set and determined under the Company’s Management Incentive Program (“MIP”) or under the Executive Performance Incentive Plan (“EPIP”), which is designed to be exempt from the application of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as discussed below under Regulatory Considerations.

          In August 2006, the HRCC set the fiscal 2007 annual bonus targets for executive officers and senior management, including the Named Executive Officers. Bonus potentials for executive officers were set at percentages of their base salaries deemed appropriate for their current positions. For each of the Named Executive Officers, target amounts were set at 50% of base salary, except in the case of Mr. Robinson, whose target amount was set at 100% of base salary. Depending on the achievement of the Company, business unit and individual goals discussed below, the potential payout for each executive ranged from 0% to 150% of the target amount.

          As shown in the tables below, the objective of the annual bonus element of compensation is to align the interest of senior management and the Named Executive Officers with the Company’s financial, operating and strategic goals for the year and also to encourage and reward the achievement of individual goals. To achieve this, the HRCC established the following measures to determine bonus payouts for fiscal 2007: for “Corporate Staff Groups,” such as the Legal, Finance, and Human Resources departments, bonus is weighted 100% on the achievement of the Company’s EPS (75%) and Free Cash Flow (25%) goals, and for Business Groups, which include the Company’s operating business units, bonus is weighted 65% on the achievement of the Company’s EPS and Free Cash Flow goals and 35% on Division Operating Profit (except, in the case of certain newly hired officers in each group, when a portion of bonus was guaranteed in the officers’ initial employment arrangements). In the case of Mr. Robinson, 100% of his bonus is dependent upon the achievement of the Company’s EPS and Free Cash Flow goals. In the case of Ms. O’Connell, the Company’s current Chief Financial Officer, 100% of her bonus is also dependent upon the achievement of the Company’s EPS and Free Cash Flow goals, except in respect of the portion of her bonus guaranteed under her initial employment arrangements, as discussed below. EPS and Free Cash Flow are two measures used by investors and analysts who follow the Company to evaluate the Company’s annual performance, and the Company believes that both EPS and Free Cash Flow are a significant part of how the market evaluates the Company’s management. Thus, for executives with responsibility for the Company’s overall operations and strategy (“Staff Executive Officers”), the HRCC concluded that basing a significant component of their fiscal 2007 compensation on EPS and Free Cash Flow was appropriate. For business unit executives, such as Ms. Forte, Ms. Mayer and Ms. Holton (“Business Unit Executive Officers”), the HRCC concluded it was appropriate to link the annual bonus to the financial results of the executive’s particular business unit as well as EPS and Free Cash Flow. Thus, for these Named Executives Officers, the financial targets were based 50% on the achievement of the Company’s EPS targets, 15% on the achievement of the Company’s Free Cash Flow targets, and 35% on the achievement of their respective Division Operating Profit targets.

Fiscal 2007 Target Payout Levels and Weighting

Measures	Target Payout Levels

	35%	100%	150%

Corporate EPS	$1.55	$1.70	$1.85
Corporate Free Cash Flow	$79M	$89.5M	$100M
Division Operating Profit	85%	100%	120%

Measures	Corporate Staff Groups	Business Groups

Corporate EPS	75.0%	50.0%
Corporate Free Cash Flow	25.0%	15.0%
Division Operating Profit	N/A	35.0%
Total	100.0%	100.0%

          For fiscal 2007, the Company reported EPS of $1.42 per share and Free Cash Flow of $74.7 million. As a result, Mr. Robinson was not paid a bonus. Ms. O’Connell was paid $67,500, which as described below was guaranteed under the terms of her initial employment arrangements with the Company regardless of the Company’s financial results. The bonuses for Ms. Forte, Ms. Mayer and Ms. Holton, as well as the Company’s other members of senior management who are in charge of operating divisions, were based in part upon the achievement of the goals for their respective divisions, as well as overall results for the Company. The divisional goals were based upon Division Operating Profit of each business.

          The Company retains the discretion to increase or decrease the total bonus paid to an executive (other than participants in the EPIP, as to whom only discretion to decrease the total bonus is retained) by up to 100% of the achieved target and, upon the recommendation of the Chief Executive Officer, to reflect certain other Company objectives, such as revenue growth, expense management, strategic development, organizational effectiveness, demonstration of the achievement of certain cross-departmental company goals, and individual performance both recently and over the term of employment by the Company.

          After reviewing the results for fiscal 2007 and in order to provide the most appropriate incentive for management and for executives, upon the recommendation of management, the HRCC has reapportioned the weight of the targets for the current fiscal year slightly away from the aggregate results for the Company as a whole and toward divisional and individual targets. For fiscal 2008, the HRCC has added a divisional component and an individual management by objective (“MBO”) component to targets for the Corporate Staff Groups and has increased the divisional component and added an individual MBO component to the targets for the Business Groups. Thus, the HRCC set the following weightings for fiscal 2008 targets: for Corporate Staff Groups, bonus is weighted 75% on the achievement of the Company’s EPS and Free Cash Flow goals (56.25% and 18.75%, respectively) and 25% on the achievement of divisional operating budget and individual MBO goals (10% and 15%, respectively); and for Business Groups, bonus is weighted 50% on the achievement of the Company’s EPS and Free Cash Flow goals (37.5% and 12.5%, respectively) and 50% on Division Operating Profit and individual MBO goals (40% and 10%, respectively). The targets for the Company’s Chief Executive Officer were weighted 100% on the achievement of the Company’s EPS and Free Cash Flow goals (75% and 25%, respectively), and for the Company’s Chief Financial Officer, targets were weighted 75% on the achievement of the Company’s EPS and Free Cash Flow goals (56.25% and 18.75%, respectively) and 25% on the achievement of individual MBO goals. These targets will be discussed in more detail in the Company’s proxy statement for its annual meeting of stockholders scheduled to be held in September 2008 (the “2008 Annual Meeting”).

Long-Term Incentive Compensation

          The Stock Grant Committee of the Board (the “SGC”), which is comprised solely of independent directors as defined by NASDAQ rules, each of whom is also a member of the HRCC, determines the awards of long-term compensation through equity incentives (in the form of stock options and restricted stock units) granted to executive officers and senior management as well as other eligible employees. The HRCC believes that including an equity component in executive compensation closely aligns the interests of the executives and the Company’s stockholders and rewards executives in line with stockholder gains. The practice of the SGC is to consider annual equity grants to key employees, including the Named Executive Officers and other executive officers and senior management, at its regularly scheduled meeting in September. Option grants at other times depend upon circumstances such as promotions or new hires.

          Equity awards are made under the Scholastic Corporation 2001 Stock Incentive Plan (the “2001 Plan”), which provides for the grant of non-qualified stock options, incentive stock options, restricted stock and other stock-based awards. As a result of a review of its equity-based incentive award practices in fiscal 2005, the HRCC determined that it would be advisable to consider the award of restricted stock units (“Stock Units”) in combination with stock options in appropriate cases. This determination reflected the desire to maintain a strong long term equity component in executive compensation, to reduce the number of equity units required to provide such component and to adjust compensation practices appropriately in light of the upcoming adoption by the Company of Statement of Financial Accounting Standards 123R (“FAS 123R”), which requires companies to recognize the compensation cost related to “share-based payment transactions,” like stock options, in their financial statements. Since the 2005 review, the Company has utilized, in part, grants of a combination of stock options and Stock Units to qualified executives, including the Named Executive Officers. To date, only non-qualified stock options and Stock Units have been granted under the 2001 Plan, and the Company’s current intention is to continue with that mix.

Options to purchase Common Stock and Restricted Stock Units

          Equity grants made during fiscal 2007 to executive officers and senior management, including the Named Executive Officers, were determined by the SGC based upon the compensation objectives of the HRCC, as discussed above, and informed by the evolving nature of executive compensation practices. In determining the size of the equity grants for the Named Executive Officers, the SGC made an evaluation of a number of factors, including: competitive market practices; the level of responsibility of the individual; the individual’s job performance and ability to influence corporate results; the number of stock options and Stock Units previously granted to that individual; and the cost to the Company under FAS 123R and the related effect of equity grants on earnings per share dilution. During fiscal 2007, Stock Units were awarded in a ratio of one Stock Unit for each two stock options awarded. This reflects the relationship between the value of Stock Units, which is based on the market value of the underlying Common Stock, and the FAS 123R value of stock options (which is generally two or three to one), as well as the intent of delivering approximately the same economic value through the Stock Unit component of the award as the stock option component.

          Stock options produce value for executives and employees only if the Common Stock price increases over the exercise price, which is set at the market price of the Common Stock on the date of grant, calculated as the average of the high and low prices on the date of grant. The Company historically has calculated the exercise price of stock options by this method, which it believes gives a fair market value and eliminates price fluctuations during the day that the grant is made. Also, through vesting and forfeiture provisions, stock options create incentives for executive officers and senior management to remain with the Company. Stock options granted in fiscal 2007 to executive officers and senior management, including the Named Executive Officers, vest in 25% annual installments beginning on the first anniversary of the grant date and expire after ten years.

          Stock Units convert automatically into shares of Common Stock on a 1-to-1 basis upon vesting, unless otherwise deferred by the recipient. Twenty-five percent of the Stock Units received by the Named Executives and other members of senior management vest thirteen months after the date of grant, and the remaining 75% vest in three equal installments annually thereafter on the anniversary of the date of grant. The additional month during the first vesting period facilitates compliance with applicable regulations of the Internal Revenue Service regarding deferred compensation in case the recipient elects to defer receipt of the underlying Common Stock.

          The specific grants to the Named Executive Officers are set forth below in the “Grants of Plan-Based Awards” table, and information regarding the equity awards held by the Named Executive Officers as of the end of fiscal 2007 is set forth below in the “Outstanding Equity Awards at May 31, 2007” table.

Options to purchase Class A Stock

          In July 2004, the HRCC concluded that Mr. Robinson’s long-term incentive compensation opportunities had been significantly below those made available to the chief executive officers of other companies in the publishing and media industries reviewed by the HRCC. As a result of its review of this issue, taking into account Mr. Robinson’s overall compensation, the HRCC adopted the Scholastic Corporation 2004 Class A Stock Incentive Plan (the “Class A Plan”), which was designed to enable the HRCC and the SGC to grant options to Mr. Robinson to acquire Class A Stock (“Class A Options”) and was approved by the Class A Stockholders at the Company’s annual meeting of stockholders held in September 2004. The HRCC concluded that the Class A Plan was in the best interests of the Company and its stockholders since options granted thereunder would, in its opinion, be a significant motivating factor for Mr. Robinson and would also reflect Mr. Robinson’s stated intention to treat any long-term incentive compensation opportunities provided to him under the Class A Plan as a long-term investment in the Company. Mr. Robinson is the only eligible participant in the Class A Plan.

          The exercise price of Class A Options is determined by reference to the market price of the Common Stock on the grant date. Based on advice from independent consultants retained by the HRCC, it was determined by the HRCC that the fair market value of a share of Class A Stock was identical to that of a share of Common Stock. All Class A Options granted to date to Mr. Robinson are part of a proposed long-term incentive compensation program for him to provide for a total of 1,500,000 Class A Options, both as a “catch up” in respect of the level of long-term incentive compensation opportunities provided Mr. Robinson in the past and as an ongoing program based on Mr. Robinson’s continuing performance as the Chief Executive Officer of the Company. Mr. Robinson received a grant of 333,000 Class A Options in each of 2004, 2005 and 2006. Subject to annual review by the HRCC to provide a recommendation to the SGC, he is eligible to receive grants of 250,000 Class A Options in September 2007 and 2008 to complete the program. These option grants vest in equal installments over a four year period commencing on the first anniversary of the grant and expire after ten years, which is identical to the Common Stock option grants described above for other executive officers. The grant made to Mr. Robinson in fiscal 2007 is set forth below in the “Grants of Plan-Based Awards Table,” and information regarding the equity awards held by Mr. Robinson as of the end of fiscal 2007 is set forth below in the “Outstanding Equity Awards at May 31, 2007” table.

Other Equity-Based Incentives

          In addition to its stock-based incentive plans, the Company also maintains the Scholastic Corporation Employee Stock Purchase Plan (as amended, the “ESPP”) and the Scholastic Corporation Management Stock Purchase Plan (as amended, the “MSPP”). The ESPP and the MSPP were designed to augment the Company’s stock-based incentive programs by providing participating employees with equity opportunities intended to further align their interests with the Company and its stockholders. The purpose of the ESPP is to encourage broad-based employee stock ownership. The ESPP is offered to United States-based employees, including executive officers other than Mr. Robinson. The ESPP permits participating employees to purchase, through after-tax payroll deductions, Common Stock at a 15% discount from the closing price of the Common Stock on the last business day of each fiscal quarter.

          Under the MSPP, eligible members of senior management may use their annual cash bonus payments on a tax-deferred basis to make equity investments in the Company at a discounted purchase price. With respect to fiscal 2007, senior management participants were permitted to defer receipt of all or a portion of their annual cash bonus payments, which will be used to acquire Restricted Stock Units (“RSUs”) at a 25% discount from the lowest closing price of the underlying Common Stock during the fiscal quarter ending on August 31, 2007. The deferral period chosen by the participants may not be less than the three-year vesting period for the RSUs, which are converted into shares of Common Stock on a 1-to-1 basis upon expiration of the deferral period. During fiscal 2007, four members of senior management had elected to participate in the MSPP. As a result of the award of a bonus to Ms. O’Connell and Ms. Forte in respect of fiscal 2007, $67,500 (100% of bonus) and $27,500 (25% of bonus), respectively, will be allocated by them to the purchase of RSUs under the MSPP on September 1, 2007. Mr. Robinson, Ms. Mayer and Ms. Holton did not elect to participate in the MSPP for fiscal 2007.

Mary Winston Severance Agreement

          On January 17, 2007, the Company entered into a severance agreement with Mary Winston in connection with her resignation as Chief Financial Officer which became effective as of January 22, 2007 (“Winston Agreement”). Under the Winston Agreement, Ms. Winston agreed to remain an employee through July 21, 2007, to ensure a smooth transition of the new Chief Financial Officer, at her then-current monthly salary of $47,895. In addition, the Company agreed to pay her, on August 10, 2007, $574,740 as a lump-sum severance payment and $599,740 to secure a one-year noncompete provision, a one-year restriction on hiring employees of the Company, nondisparagement and confidentiality clauses, and a release of claims. In addition, the SGC approved the acceleration of the vesting of the 25,000 stock options awarded to Ms. Winston on September 19, 2006, so that all such options became immediately exercisable, as well as 3,316 RSUs and 994 RSUs held by her under the MSPP, and the extension of exercisability of all 100,000 outstanding stock options held by Ms. Winston from July 21, 2007, the last date of her employment, as provided by the terms of of the 2001 Plan at the time the SGC took such action, to December 31, 2007.

New Chief Financial Officer

          On January 22, 2007, Maureen O’Connell became the Company’s Executive Vice President, Chief Administrative Officer and Chief Financial Officer, replacing Mary Winston. Therefore, both Ms. O’Connell and Ms. Winston acted as Chief Financial Officer for a portion of fiscal 2007, and as a result, the compensation paid to each of Ms. Winston and Ms. O’Connell for fiscal 2007 is included in the “Summary Compensation Table” and related tables that follow this discussion.

          In connection with Ms. O’Connell’s employment, the HRCC approved an initial compensation arrangement comprised of the following elements:

•	Annual salary: $650,000.

•	Fiscal 2007 annual bonus target amount: 50% of annual salary (pro-rated based upon the date of hire), with a guaranteed minimum payment of $67,500.

•	Fiscal 2008 annual bonus target amount: 75% of annual salary, with a guaranteed minimum payment of $150,000.

•	Stock options: 100,000 options were recommended to, and granted by, the SGC in March 2007, and it will be recommended to the SGC that 100,000 options be granted in December 2007.

•	Participation in the MSPP.

•	Severance equal to twelve months’ of her then-current salary if she is terminated at any time during the first three years of her employment for reasons other than gross misconduct.

Regulatory Considerations

          Section 162(m) of the Code generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers, unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to non-deductibility. Most equity-based awards available for grant under the Company’s equity compensation plans, and all of the equity-based awards actually granted to executive officers, are intended to so qualify. Amounts payable under the EPIP are also intended to be exempt from the application of Section 162(m) as performance-based compensation. However, in appropriate circumstances, the HRCC may deem it appropriate to pay compensation or make incentive or retentive awards that do not meet the performance based criteria and therefore may not be deductible by reason of Section 162(m).

          FAS 123R became applicable to the Company on June 1, 2006. In anticipation of such implementation, in May 2006, the HRCC approved the acceleration of the vesting of all unvested stock options outstanding as of May 30, 2006 granted to all employees, including executive officers, and outside directors of the Company in order to mitigate compensation expense that the Company would have been required to recognize in its financial statements with respect to such options as a result of the implementation of FAS 123R (the “Acceleration”). As a result of the

Acceleration, all such options became fully vested and immediately exercisable. Except for the Acceleration, all other terms and conditions applicable to such stock options were unchanged. In its consideration of the acceleration, the HRCC took into account the fact that a substantial number of the options affected were “underwater,” since the then-current market price for the Common Stock was less than the applicable exercise price. A majority of the options to purchase Common Stock that became fully vested due to the Acceleration were originally scheduled to vest in fiscal 2007.

SUMMARY COMPENSATION TABLE

          The following table summarizes the total compensation earned by or paid to the Named Executive Officers for the fiscal year ended May 31, 2007.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compen- sation(5) ($)	Total ($)

Richard Robinson Chairman of the Board, Chief Executive Officer and President	2007	$870,000	$0	$0	$698,903	$0	$17,556	$144,225	$1,730,684

Maureen O’Connell (6) Executive Vice President, Chief Administrative Officer and Chief Financial Officer	2007	$225,000	$67,500	$0	$65,396	$0	$0	$5,050	$362,946

Mary A. Winston (7) Former Executive Vice President and Chief Financial Officer	2007	$568,945	$0	$0	$360,315	$0	$5,223	$1,271,216	$2,205,699

Deborah A. Forte Executive Vice President and President, Scholastic Media	2007	$616,270	$0	$126,967	$14,163	$110,000	$15,774	$40,537	$923,711

Margery W. Mayer Executive Vice President and President, Scholastic Education	2007	$611,769	$0	$0	$82,628	$100,000	$11,903	$10,621	$816,921

Lisa Holton Executive Vice President and President, Book Fairs and Trade	2007	$611,769	$0	$74,949	$0	$94,091	$4,952	$4,018	$789,779

(1)

Represents the compensation cost under FAS 123R reflected in the Company’s financial statements for all Stock Units held by the Named Executive Officer at May 31, 2007, whether or not awarded in fiscal 2007, which are expensed ratably over the vesting period. Assumptions used in determining the FAS 123R values can be found in Item 8, “Consolidated Financial Statements and Supplementary Data,” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”), Note 1, “Summary of Significant Accounting Policies, Stock-Based Compensation” (“Note 1”), disregarding estimates of forfeitures related to service-based vesting conditions. There were no forfeitures during 2007 for the Named Executive Officers.

(2)

Represents the compensation cost of stock options under FAS 123R reflected in the Company’s financial statements. Assumptions used in determining the FAS 123R values can be found in Note 1 in the Annual Report, disregarding estimates of forfeitures related to service-based vesting conditions. There were no forfeitures during fiscal 2007 for the Named Executive Officers, except that, for Ms. Forte, 115,000 stock options expired without value on July 19, 2006 because they were not in-the-money. All awards shown are options to purchase Common Stock, except that Mr. Robinson’s award represents Class A Options. For Ms. Winston, in connection with her resignation as Chief Financial Officer on January 22, 2007, as part of the Winston Agreement, the SGC approved both the acceleration of the vesting of the stock options granted to her on September 19, 2006 to purchase 25,000 shares of Common Stock, so that all such options became immediately exercisable (the “option acceleration”), and the extension of the exercisability of all 100,000 outstanding stock options held by her on that date from July 21, 2007, the last date of her employment, as provided by the terms of the 2001 Plan at the time of the SGC’s action, to December 31, 2007 (the “option extension”). Such actions were considered a material modification of the stock options under FAS 123R, and the chart above reflects the cost of such modification under FAS 123R reflected in the Company’s financial statements.

(3)	Represents the full amount of cash bonus actually awarded to the Named Executive Officer with regard to the fiscal year under the MIP or the EPIP, including any amounts deferred at the executive’s election and invested in RSUs under the MSPP. Ms. Forte had elected to invest 25% of her fiscal 2007 bonus in RSUs, which will occur on September 4, 2007.

(4)	Represents solely the Company contributions and the interest credits allocated to each Named Executive Officer under the Scholastic Corporation Cash Balance Plan, as discussed under “Pension Plan” below.

(5)	All Other Compensation is further described in the table entitled “Summary of All Other Compensation” below.

(6)

Ms. O’Connell joined the Company on January 22, 2007 at an annual rate of salary equal to $650,000, with a guaranteed minimum bonus for fiscal 2007 equal to $67,500. The amount shown in the Bonus column is the amount actually awarded to Ms. O’Connell for fiscal 2007; however, because she had elected to defer 100% of any bonus awarded to her for fiscal 2007 under the MSPP, this amount will be invested in RSUs on September 4, 2007.

(7)	Ms. Winston resigned from her position as Executive Vice President and Chief Financial Officer of the Company on January 22, 2007.

SUMMARY OF ALL OTHER COMPENSATION

Name	401(k) Plan Matching Contributions ($)	Life Insurance Premiums ($)	RSU Cost(1) ($)	Perquisites(2) ($)	Severance Payments ($)		Non- Compete Payment ($)		Total ($)

Richard Robinson	$6,800	$465	$46,193	$90,767	$0		$0		$144,225
Maureen O’Connell	$4,800	$250	$0	$0	$0		$0		$5,050
Mary A. Winston	$3,447	$593	$11,275	$0	$656,161	(3)	$599,740	(3)	$1,271,216
Deborah A. Forte	$6,800	$593	$10,424	$22,720	$0		$0		$40,537
Margery W. Mayer	$4,550	$593	$5,478	$0	$0		$0		$10,621
Lisa Holton	$3,425	$593	$0	$0	$0		$0		$4,018

(1)

Represents the compensation cost under FAS 123R reflected in the Company’s financial statements for RSUs under the MSPP, which are expensed ratably over the vesting period. Assumptions used in determining the FAS 123R values can be found in the Annual Report in Note 8, “Capital Stock and Stock Options.”

(2)

For Mr. Robinson, $85,000 of the amount shown represents a portion of the compensation of certain employees who perform administrative services for Mr. Robinson personally from time to time, based on the proportion of the time estimated by Mr. Robinson to be dedicated to such services, and the remainder represents club membership dues used partially for personal use. For Ms. Forte, the amount represents payments made by the Company for personal use of a company-provided automobile, based on information provided by her.

(3)

In connection with her resignation as Chief Financial Officer in January 2007, Ms. Winston and the Company entered into the Winston Agreement, as further described in this Proxy Statement, pursuant to which, among other things, she was entitled to receive, on August 10, 2007, a payment of $599,740 in consideration for certain non-compete and non-solicitation covenants, confidentiality and non-disparagement provisions, and a release of claims (collectively, the “Non-Compete Payment”), as well as a lump-sum severance payment of $574,740. In addition, $81,421 was accrued by the Company in fiscal 2007 for the payment of her salary in fiscal 2008 through the end of her employment period on July 21, 2007, which is included in the amount under “Severance Payments.”

GRANTS OF PLAN-BASED AWARDS

          The following table provides information on cash bonus, stock options and Stock Units granted in fiscal 2007 to each of the Named Executive Officers.

		Estimated Possible Payouts, Under Non-Equity Incentive Plan Awards(1)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards(2) ($/Sh)	Closing Market Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)

Richard	—	$304,500	$870,000	$1,305,000
Robinson	9/20/2006				—		333,000	(4)	$30.08	$30.23	$3,742,169
Maureen	—	$47,396	$135,417	$203,126	—
O’Connell	3/20/2007						100,000		$34.85	$35.05	$1,230,376
Mary A.	9/19/2006	—	—	—	—		25,000		$29.74	$29.81	$616,062
Winston
Deborah A.	—	$107,847	$308,135	$462,203
Forte	9/19/2006						6,800		$29.74	$29.81	$75,534
	9/19/2006				3,400	(5)				$29.81	$118,707
Margery W.	—	$108,150	$309,000	$463,500	—
Mayer	7/18/2006						33,000		$27.52	$27.58	$353,099
Lisa Holton		$108,150	$309,000	$463,500	—		—			—	—

(1)

Represents the potential amounts of cash bonus that could have been received for fiscal 2007 under the EPIP or the MIP. For actual amounts paid (except with respect to Ms. O’Connell), see the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. For Ms. O’Connell, amounts shown represent the pro-rated portion of her full year target, which was $325,000, or 50% of her annual salary. The actual amount paid to Ms. O’Connell was $67,500, which was the amount of guaranteed minimum bonus provided under her initial employment arrangement with the Company and is therefore shown in the column “Bonus” in the Summary Compensation Table.

(2)

The exercise price for all options, including Class A Options, is equal to the average of the high and low Common Stock price as reported on the NASDAQ Stock Market, Inc. on the respective grant dates.

(3)

This column shows the fair values of Stock Units and stock options as of the grant date computed in accordance with FAS 123R. For Mary Winston, the option acceleration and the option extension discussed above were considered a material modification of the stock options under FAS 123R, and the chart above reflects the incremental fair value, computed as of January 17, 2007, in accordance with FAS 123R with respect to those awards.

(4)	Represents a grant of Class A Options.

(5)	Represents Stock Units that vest in 25% increments on October 19, 2007, September 19, 2008, September 19, 2009 and September 19, 2010.

          The CD&A discusses the ongoing long-term incentive compensation program for Mr. Robinson pursuant to which the Class A Options noted in the tables above were granted; the severance agreement entered into with Ms. Winston pursuant to which the salary to be paid to her in fiscal 2007, following her resignation as Chief Financial Officer, severance, and Non-Compete Payment, as well as the modifications to her stock options, noted in the tables above were made; and the initial compensation arrangement entered into with Ms. O’Connell that covers her salary, as well as the bonus and stock options, noted in the above tables.

OUTSTANDING EQUITY AWARDS AT MAY 31, 2007

          The following table set forth certain information with regard to all unexercised options and all unvested Stock Units held by the Named Executive Officers at May 31, 2007.

		Option Awards							Stock Awards

		Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options(1)		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
	Grant Date
Name		(#) Exercisable		(#) Unexercisable

Richard Robinson	5/13/1998	190,000				$18.845	5/14/2008
	7/20/1999	250,000				$25.69	7/21/2009
	7/18/2000	250,000				$31.565	7/19/2010
	7/18/2002	5,850				$36.23	7/18/2012
	9/20/2004	333,000	(3)			$29.49	9/20/2014
	9/21/2005	333,000	(3)			$36.41	9/21/2015
	9/20/2006			333,000	(3)	$30.08	9/20/2016
Maureen O’Connell	3/20/2007			100,000		$34.85	3/20/2017
Mary A. Winston	3/15/2004	50,000				$31.56	12/31/2007	(4)
	7/19/2005	25,000				$37.38	12/31/2007	(4)
	9/19/2006	25,000	(1)			$29.74	12/31/2007	(4)
Deborah A. Forte	5/13/1998	74,000				$18.845	5/14/2008
	7/20/1999	76,000				$25.69	7/21/2009
	12/18/2001	30,000				$42.85	12/18/2011
	7/18/2002	28,040				$36.23	7/18/2012
	7/14/2003	35,000				$27.46	7/14/2013
	9/20/2004	15,000				$29.19	9/20/2014
	9/19/2006			6,800		$29.74	9/19/2016
	9/20/2004								7,500	$238,275
	9/19/2006								3,400	$108,018
Margery W. Mayer	9/19/2000	50,000				$31.865	9/20/2010
	12/18/2001	25,000				$42.85	12/18/2011
	7/18/2002	27,540				$36.23	7/18/2012
	7/14/2003	35,000				$27.46	7/14/2013
	5/24/2004	50,000				$28.11	5/24/2014
	7/19/2005	34,000				$37.38	7/19/2015
	7/18/2006			33,000		$27.52	7/18/2016
Lisa Holton	5/25/2005	50,000				$26.33	5/25/2015
	5/25/2006	50,000				$37.50	5/25/2016
	5/25/2005								4,000	$108,018

(1)

Excepted as noted below, all stock options that were granted in fiscal 2007 vest in 25% increments beginning with the first anniversary of the date of grant. For Mary Winston, the vesting of the stock options shown were accelerated in connection with her resignation as Chief Financial Officer on January 17, 2007, and as a result, all such options became immediately exercisable on that date.

(2)

For Stock Units granted in fiscal 2007, 25% of the grant vests thirteen months after the grant date and the remaining 75% vests in equal increments on the 2nd, 3rd and 4th anniversaries of the grant date. The market value of these awards was calculated by multiplying the number of shares of Common Stock underlying the Stock Units by $31.77, the closing price of the Common Stock on NASDAQ on May 31, 2007.

(3)	Represents a grant of Class A Options.

(4)

The original expiration dates for Ms. Winston’s stock options were ten years from the respective grant dates; as a result of certain arrangements entered into between Ms. Winston and the Company in connection with her resignation as Chief Financial Officer, she has until December 31, 2007 to exercise these options.

OPTION EXERCISES AND STOCK VESTED

          The table below shows the number of shares of Common Stock acquired during fiscal 2007 upon the exercise of stock options and upon vesting of Stock Units.

	Option Awards				Stock Awards

Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Richard Robinson	153,937	(1)	$2,044,892	(1)	0		0
Maureen O’Connell	0		0		0		0
Mary A. Winston	0		0		0		0
Deborah A. Forte	0		0		3,750	(2)	$113,363	(2)
Margery W. Mayer	5,610	(3)	$76,717	(3)	0		0
Lisa Holton	0		0		2,000	(2)	$62,440	(2)

(1)

During fiscal 2007, Mr. Robinson exercised options to purchase 14,152 shares of Common Stock that were due to expire on July 16, 2007 and options to purchase 139,785 shares of Common Stock that were due to expire on September 16, 2007, and he retained the shares received upon each such exercise. In accordance with SEC rules, the Value Realized on Exercise was calculated by subtracting the grant price from the fair market value of the underlying Common Stock on the date of exercise. For purposes of this table in accordance with SEC rules, the fair market value of the Common Stock on the date of exercise was computed as the closing price for the Common Stock as reported on NASDAQ on the date of exercise, April 19, 2007, which was $31.56.

(2)

In accordance with SEC rules, the Value Realized on Vesting was computed based on the closing price of the Common Stock as reported on NASDAQ on the vesting dates, which was $30.23 on September 20, 2006 for Ms. Forte and $31.22 on May 25, 2007 for Ms. Holton. Ms. Forte and Ms. Holton actually received only 2,332 and 1,244 shares of Common Stock, respectively, when the Stock Units vested because 1,418 and 756 shares of Common Stock, respectively, were retained by the Company at their request to cover the taxes required to be withheld at the time of vesting.

(3)

Ms. Mayer exercised options to purchase 5,610 shares of Common Stock that were due to expire on July 16, 2007, and she retained the shares received upon such exercise. In accordance with SEC rules, the Value Realized on Exercise was calculated by subtracting the grant price from the fair market value of the underlying Common Stock on the date of exercise. For purposes of this table in accordance with SEC rules, the fair market value of the Common Stock on the date of exercise was computed as the closing price for the Common Stock as reported on NASDAQ on the date of exercise, April 3, 2007, which was $31.27.

PENSION PLAN

          The Company maintains the Scholastic Corporation Cash Balance Retirement Plan for substantially all of its employees based in the United States, including the Named Executive Officers (the “Retirement Plan”). The Retirement Plan provides participants with benefits based on monthly contributions and interest credits. Individual participant contributions are not required under the Retirement Plan. The Retirement Plan provides for an annual allocation by the Company to a participant’s account, calculated as follows: for less than five years of service, 3.5% of the first $25,000 of annual base pay and 2.0% of the remainder up to the government-mandated maximum limit; for five years but less than ten years of service, 4.5% of the first $25,000 of annual base pay and 3.0% of the remainder up to the government-mandated maximum limit; for ten years of service but less than 20 years of service, 5.5% of the first $25,000 of annual base pay and 4.0% of the remainder up to the government-mandated maximum limit; and for 20 years or more of service, 6.5% of the first $25,000 of annual base pay and 5% of the remainder up to the government-mandated maximum limit. Interest on the account balances is accrued monthly based on the average rate for one-year United States Treasury Bills plus 1.0%. Participants in the Retirement Plan become fully vested in their accrued benefits upon completion of five years of service. Vested retirement benefits are payable in the form of a lump-sum or annuity payment upon retirement, termination, death or disability.

          The Retirement Plan was amended and restated to a cash balance plan effective June 1, 1999. All plan participants as of July 1, 1998 who were at least age 50 as of June 1, 1999 were given the option to remain under a modified version of the Retirement Plan’s benefit formula used prior to such amendment and restatement (the “Prior Benefit Formula”). Mr. Robinson elected to continue participation under the Prior Benefit Formula, which provides covered participants with retirement benefits based upon career average compensation. Individual participant contributions are not required, and the Company makes all required contributions. The Prior Benefit Formula provides for an annual benefit payable at retirement equal to, for each year of credited service, 1.5% of that portion of the participant’s basic annual compensation up to $13,650, plus 2.0% of that portion of the participant’s basic annual compensation in excess of $13,650. At July 1, 2007, Mr. Robinson had earned an estimated annual benefit payment using the Prior Benefit Formula of $64,296, which is net of the benefit transferred to his former spouse pursuant to a matrimonial agreement. Mr. Robinson’s benefit is payable upon his retirement.

          The following table sets forth the years of credited service and the present value of benefits accumulated by each of the Named Executive Officers under the Retirement Plan, in each case computed as of May 31, 2007, the same measurement date used in the Financial Statements included in the Annual Report.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)

Richard Robinson	Scholastic Corporation Cash Balance Retirement Plan	45	$593,103	(1)	$0
Maureen O’Connell	Scholastic Corporation Cash Balance Retirement Plan	0	0		0
Mary A. Winston(2)	Scholastic Corporation Cash Balance Retirement Plan	3	$10,001		0
Deborah A. Forte	Scholastic Corporation Cash Balance Retirement Plan	24	$85,808		0
Margery W. Mayer	Scholastic Corporation Cash Balance Retirement Plan	17	$73,038		0
Lisa Holton	Scholastic Corporation Cash Balance Retirement Plan	2	$4,952		0

(1)	Mr. Robinson is currently accumulating benefits under the Prior Benefit Formula.

(2)

When Ms. Winston terminated employment on July 21, 2007 as discussed above, she was not vested under the terms of the Retirement Plan and, accordingly, is not currently eligible to receive benefits thereunder.

          The following table sets forth information about the contributions, if any, by the Named Executive Officers under nonqualified deferred compensation arrangements during fiscal 2007 and the balances thereunder at May 31, 2007.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in the Last Fiscal Year ($)(1)	Aggregate Balance at Last Fiscal Year End ($)(2)

Richard Robinson	$0	$1,685,081
Maureen O’Connell	$0	$0
Mary A. Winston	$18,800	$136,929
Deborah A. Forte	$16,250	$432,580
Margery W. Mayer	$13,500	$244,311
Lisa Holton	$0	$0

(1)

The amounts shown represent fiscal 2006 bonus amounts that were to be paid in fiscal 2007 but were deferred at the Named Executive Officer’s election and invested in RSUs under the MSPP. Each of Ms. Winston, Ms. Forte and Ms. Mayer elected to invest 50%, 25% and 20%, respectively, of her fiscal 2006 bonus in RSUs under the MSPP. The purchase of the RSUs was made on September  1, 2006.

(2)

Represents the value of all RSUs held by the Named Executive Officer under the MSPP at May 31, 2007 and was calculated by multiplying the number of RSUs held by $31.77, the closing price of the Common Stock on NASDAQ on such date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

          The following summaries describe and quantify the potential payments and benefits that would be provided to each of the Named Executive Officers in connection with a termination of employment under the Company’s compensation plans and individual agreements. Except where noted, the calculations of the potential payments to the Named Executive Officers reflect the assumption that the termination event occurred on May 31, 2007, with the closing sale price per share of the Common Stock on that date of $31.77. The calculations exclude payments and benefits to the extent that they do not discriminate in scope, terms or operation in favor of the Company’s executive officers and are available generally to all salaried employees of the Company. The calculations also do not include plan balances under the Retirement Plan applicable to the Named Executive Officers, which are provided in the Pension Benefits table above.

          O’Connell Employment Arrangement. As described in “Compensation Discussion and Analysis—New Chief Financial Officer” above, the compensation arrangements for Maureen O’Connell, who joined the Company as Executive Vice President, Chief Administrative Officer and Chief Financial Officer in January 2007, include a provision for a lump-sum payment, in lieu of severance, equivalent to twelve months of her then-current base salary if she is terminated at any time during the first three years of her employment for reasons other than gross misconduct. Assuming that such a termination had occurred at May 31, 2007, this payment would have been equal to $650,000, which was her annual rate of salary as of that date.

          Winston Severance Agreement. As described in “Compensation Discussion and Analysis—Mary Winston Severance Agreement” above, on January 17, 2007, the Company entered into a severance agreement with Mary Winston in connection with her resignation as Chief Financial Officer effective as of January 22, 2007. The Winston Agreement provided for the continuation of her then-current monthly salary of $47,895 through July 21, 2007, which is the date her employment terminated, for a total of $285,231, a lump-sum severance payment of $574,740 on August 10, 2007, and a $599,740 payment on that date in consideration for a one-year non-compete provision, a one-year restriction on hiring the Company’s employees, a confidentiality agreement, a non-disparagement clause and a release of claims, for a total of $1,459,711. In addition, the Company agreed to accelerate the vesting of 25,000 stock options granted to her in September 2006, so that all such options became immediately exercisable, as well as 3,316 RSUs and 994 RSUs purchased by her under the MSPP on September 1, 2005 and September 1, 2006, respectively. The value of the acceleration of the vesting of such options to Ms. Winston is estimated to be $50,750, which is based on the difference between the $31.77 closing price of the Common Stock on NASDAQ on May 31, 2007 and the $29.74 exercise price of the stock options. The value of the acceleration of such RSUs to Ms. Winston is estimated to be $59,058, which is equal to the difference between the value of the vested RSUs on the date of termination, based on the value of the underlying Common Stock on that date, compared to the value of such RSUs to her if they had remained unvested at the date of termination. Under the terms of the MSPP (as described below), the unvested RSUs would have been equal to the lower of the purchase price for the RSUs or the market value of the RSUs at the date of termination, using in each case the closing price of the Common Stock on NASDAQ on July 23, 2007, the first business day after her termination.

          MSPP Plan. As described in “Compensation Discussion and Analysis—Other Equity Based Incentives” above, eligible members of senior management, including the Named Executive Officers, may defer receipt of all or a portion of their annual cash bonus payments, including under the MIP and EPIP (as described under “Compensation Discussion and Analysis—Annual Performance-Based Cash Bonus Awards” above), through the purchase of RSUs under the MSPP. The amounts deferred with respect to bonuses received for fiscal 2006 but paid and deferred in fiscal 2007 are included in the Non-Qualified Deferred Compensation Table above. The following discussion describes the payment provisions for unvested RSUs under the terms of the MSPP, including upon the voluntary or involuntary termination of the executive participating in the plan (a “Participant”).

          Vesting of RSUs

          A Participant will be fully vested in each RSU three years after the date such RSU is purchased or, if earlier, upon death while employed, Disability (as defined in the MSPP) while employed or retirement. The HRCC, which administers the MSPP, may, in its sole discretion, accelerate the time at which any RSUs may be vested, but in no event can the acceleration of vesting result in the acceleration of payment of the RSUs to the Participant. Of the Named Executive Officers, Mr. Robinson and Ms. Mayer are each of retirement age under the terms of the MSPP, and as a result, if either had retired on May 31, 2007, he or she would have been entitled to receive a payment of Common Stock with a value of $1,685,081 and $244,311, respectively, at that time, based upon the $31.77 closing price of the Common Stock on NASDAQ on that date.

          Payment on or after Vesting

          With respect to each vested RSU, the Company will issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU as soon as practicable after the earlier of: (i) the end of the deferral period specified by the Participant pertaining to such RSU, or (ii) the Participant’s termination of employment with the Company. All of the Named Executive Officers have selected deferral periods greater than the three-year vesting period for the RSUs held by them under the MSPP as of May 31, 2007. Had Ms. Forte’s employment terminated for any reason on May 31, 2007, she would have received 4,914 shares of Common Stock in exchange for her vested RSUs, which would have been valued at $156,118 based on the $31.77 closing price of the Common Stock on NASDAQ on that date.

          Payment Prior to Vesting

(a) Voluntary Termination; Termination for Cause. If a Participant voluntarily terminates his or her employment for reasons other than death or Disability or is involuntarily terminated by the Company for cause, the Participant’s unvested RSUs will be canceled, and he or she will receive as soon as practicable after his or her termination of employment a cash payment equal to the lesser of:

(1) an amount equal to the number of unvested RSUs multiplied by the “Cost” (which is defined by the HRCC to be the lowest per share closing price of the underlying Common Stock during the fiscal quarter immediately preceding the award date for the RSU minus a discount of 25%) of those RSUs; or

(2) an amount equal to the number of unvested RSUs awarded on each award date multiplied by the “fair market value” of a share of Common Stock on the date of the Participant’s termination of employment (which is defined under the MSPP as the last sales price of the Common Stock on NASDAQ on such date).

          If Ms. Forte’s employment had terminated voluntarily or for cause on May 31, 2007, she would have received a payment of $98,651 in cash for the unvested RSUs held by her on that date, which was equal to the Cost of those RSUs.

(b)      Involuntary Termination. If a Participant’s employment is terminated by the Company for any reason other than cause, the Participant’s unvested RSUs will be canceled, and he or she will receive payment as soon as practicable following termination of employment as described below:

(1) The number of unvested RSUs will be multiplied by a fraction, the numerator of which is the number of full years that the Participant was employed by the Company after the date such RSU was purchased and the denominator of which is three, and the Participant will receive the resulting number of such whole RSUs in shares of Common Stock, with any fractional RSU paid in cash.

(2) With respect to the Participant’s remaining unvested RSUs, the Participant will receive cash in an amount equal to the lesser of: (A) the number of such unvested RSUs awarded on each award date multiplied by the respective Cost of those RSUs; or (B) the number of those unvested RSUs awarded on each award date multiplied by the fair market value of a share of Common Stock on the date of the Participant’s termination of employment.

          If Ms. Forte’s employment was terminated involuntarily, other than for cause, on May 31, 2007, she would have received a payment of 1,306 shares of Common Stock with a value of $41,492, which is based upon the pro-rata calculation set forth above based upon the time period that elapsed since the respective dates of purchase for the related RSUs, multiplied by the $31.77 closing price of the Common Stock on NASDAQ on that date, and a payment of $66,851 in cash, which is equal to the Cost of the 2,816 remaining RSUs.

MATTERS SUBMITTED TO STOCKHOLDERS

PROPOSAL 1 — ELECTION OF DIRECTORS

          The Amended and Restated Certificate of Incorporation of the Company provides that the Class A Stockholders, voting as a class, have the right to fix the size of the Board so long as it does not consist of less than three nor more than fifteen directors. The current Board consists of ten directors. In July 2007, at the recommendation of the Nominating and Governance Committee of the Board, the Class A Stockholders executed a unanimous written consent fixing the size of the Board at eleven directors, effective as of the date of the Annual Meeting. The Nominating and Governance Committee proposed to the Board that James W. Barge be the nominee for election at the Annual Meeting to fill the resulting vacancy.

          As a result, the Board has nominated the eleven persons listed below under the sections captioned “Nominees for Election by Holders of Class A Stock” and “Nominees for Election by Holders of Common Stock,” including Mr. Barge, for election at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier retirement, resignation or removal.

          Proxies are solicited in favor of the eight nominees to be elected by the Class A Stockholders and the three nominees to be elected by the holders of Common Stock, and it is intended that the proxies will be voted for such nominees unless otherwise specified. Should any one or more of the nominees become unable to serve for any reason, unless the Class A Stockholders provide for a lesser number of directors, the persons named in the enclosed proxy may act with discretionary authority in respect of the election of a substitute nominee or nominees. The Board has no reason to believe that any nominees will be unable to serve.

Recommendation

          The Board recommends that Class A Stockholders vote FOR each of the eight nominees for election by such holders. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the Class A Stockholders present and entitled to vote on this item at the Annual Meeting is required to elect each of the nominees.

          The Board recommends that holders of Common Stock vote FOR each of the three nominees for election by such holders. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to elect each of the nominees.

Nominees for Election by Holders of Class A Stock

Name	Principal Occupation or Employment	Age	Director Since*

Richard Robinson	Chairman of the Board, President and Chief Executive Officer of the Company	70	1971

Rebeca M. Barrera	Founder, Tres Rebecas, San Antonio, TX	60	1995

Ramon C. Cortines	Deputy Mayor for Education, Youth and Families, City of Los Angeles, CA	75	1995

Andrew S. Hedden	Partner, Baker & McKenzie LLP, New York, NY	66	1991

Mae C. Jemison	President and Founder, BioSentient Corporation, Houston, TX	50	1993

Peter M. Mayer	President, The Overlook Press/Peter Mayer Publishers, Inc., New York, NY	71	1999

Augustus K. Oliver	Managing Member, Oliver Press Partners, LLC, New York, NY	57	1995

Richard M. Spaulding	Current employee and former Executive Vice President of the Company	70	1974

Nominees for Election by Holders of Common Stock

Name	Principal Occupation or Employment	Age	Director Since*

James W. Barge**	Senior Vice President, Controller and Chief Accounting Officer, Time Warner, Inc., New York, NY	52	____

John L. Davies	Private Investor, Washington D.C.	57	2000

John G. McDonald	The Stanford Investors Professor, Graduate School of Business, Stanford University, Stanford, CA	70	1985

*	The dates set forth above indicate the date such director was elected as a director of the Company or its predecessor entity.

**	New nominee standing for election at the Annual Meeting.

          Richard Robinson. Mr. Robinson has served as Chairman of the Board of the Company and/or Scholastic Inc. since 1982, as Chief Executive Officer since 1975 and as President since 1974. He has held various executive management and editorial positions with the Company since joining in 1962.

          Rebeca M. Barrera. Ms. Barrera is a national leader in Latino children’s education. She is an author, curriculum designer, national speaker and founder of the National Latino Children’s Institute. She also is the founder of Tres Rebecas, which provides consulting, design and development services throughout the United States.

          Ramon C. Cortines. Mr. Cortines has been the Deputy Mayor for Education, Youth and Families for the City of Los Angeles, CA since 2006. He was an independent Education Consultant from 2001 to 2006. Since 1956, Mr. Cortines has served six school districts, including as Superintendent of Schools for Pasadena (11 years), San Jose (2 years), New York City (2 years), San Francisco (6 years) and Los Angeles (6 months).

          Andrew S. Hedden. Mr. Hedden is a partner of the law firm of Baker & McKenzie LLP, having previously been a partner with the law firm of Coudert Brothers LLP from 1975 to 2005.

          Mae C. Jemison. Dr. Jemison is the president of BioSentient Corporation, a medical technology company she founded in 2001 that develops and markets ambulatory equipment to monitor the autonomic nervous system and to train people to respond favorably in stressful situations. She is also the President of The Jemison Group, a technology consulting company that focuses on the integration of science and technology into everyday life and social responsibility. Dr. Jemison was a professor of Environmental Studies at Dartmouth College from 1996-2002. She served as a National Aeronautics and Space Administration (NASA) astronaut from 1987 to 1993 and was a member of the Space Shuttle Endeavour Flight in September 1992. She is a director and member of the audit committees of Kimberly-Clark Corporation and Valspar Corporation, a director of Gen-Probe, Inc. and a member of the National Academy of Sciences Institute of Medicine.

          Peter M. Mayer. Mr. Mayer has been President of The Overlook Press/Peter Mayer Publishers, Inc. since 1997. Since 2003, Mr. Mayer has also been the President of Duckworth Publishers in the United Kingdom. From 1978 to 1996, he was Chairman of the Board and Chief Executive Officer of the Penguin Group Companies, overseeing its operations in the United States, the United Kingdom, Canada, Australia, New Zealand, The Netherlands and India. From 1976 to 1978, he was President and Publisher of Pocket Books. He has also served as Editor-in-Chief, Publisher and President of Avon Books.

          Augustus K. Oliver. Mr. Oliver has been a Managing Member of Oliver Press Partners LLC, an investment advisor, since 2005. Mr. Oliver also has been a Senior Managing Director of WaterView Advisors LLC, a private equity investment firm, since 1999. Mr. Oliver is the grandson of a former Chairman of the Board of Directors of Scholastic Inc. He is a director of Comverse Technology Inc.

          Richard M. Spaulding. Mr. Spaulding has held various executive management positions with the Company since joining in 1960 including as Executive Vice President from 1974 to 2004.

          James W. Barge. Mr. Barge has been the Senior Vice President, Controller and Chief Accounting Officer of Time Warner Inc. since 2002. Prior to joining Time Warner in 1995, Mr.

Barge held several positions at Ernst & Young, most recently as the Area Industry Leader of the Consumer Products Group and, prior to that, as a partner in its National Office, where he was responsible for the resolution of SEC, accounting and reporting issues. Mr. Barge is a member of the Financial Executive Institute’s Committee on Corporate Reporting and the Advisory Council for the SEC Institute, as well as a Distinguished Practitioner Lecturer for the Terry College of Business at the University of Georgia.

          John L. Davies. Mr. Davies is a private investor. Mr. Davies retired from AOL in 2002, which he had joined in 1993 as Senior Vice President. In 1994, he founded AOL International, where he served as President until becoming Senior Advisor in 2000.

          John G. McDonald. Professor McDonald joined the faculty of Stanford University Graduate School of Business, where he is The Stanford Investors Professor, in 1968. Professor McDonald serves on the Boards of Directors of Varian, Inc., Plum Creek Timber Co., iStar Financial, Inc. and eight mutual funds managed by Capital Research and Management Co.

Meetings of the Board and its Committees

          Five regular meetings and one special meeting of the Board were held during the 2007 fiscal year. All incumbent directors attended 75% or more of the aggregate of such meetings and of the meetings held during the 2007 fiscal year by all standing committees of the Board of which they were a member.

          The Board has seven standing committees—Audit; Executive; Human Resources and Compensation; Stock Grant; Nominating and Governance; Retirement Plan; and Strategic Planning. All members of the Audit, Human Resources and Compensation, Stock Grant and Nominating and Governance Committees are independent directors, as defined under NASDAQ listing standards, and all committee members are appointed by the Board on an annual basis. Each committee operates under a written charter establishing its roles and responsibilities, which can be found in the Investor Relations section of the Company’s website, scholastic.com. The duties and responsibilities of all the Board committees are reviewed regularly and are outlined below.

          Executive Committee. Richard Robinson (Chairperson), Peter M. Mayer, Augustus K. Oliver and Richard M. Spaulding are the current members of the Executive Committee. In the intervals between meetings of the Board, the Executive Committee is authorized to exercise, with certain exceptions, all of the powers of the Board in the management of the business and affairs of the Company. All actions taken by the Executive Committee are submitted for ratification by the Board. No meetings of the Executive Committee were held during the fiscal year ended May 31, 2007.

          Audit Committee. Augustus K. Oliver (Chairperson), John L. Davies and Ramon C. Cortines are the current members of the Audit Committee. Each member of the Audit Committee is independent, as defined under NASDAQ listing standards and applicable SEC regulations. The Board has determined that all Audit Committee members are “financially literate,” as defined under NASDAQ listing standards, and that Mr. Oliver qualifies as the designated financial expert based upon his business experience as described previously in this proxy statement. This committee reviews the corporate accounting and financial reporting practices of the Company, including its disclosure and internal controls, and the quality and integrity of the financial reports of the Company, including a review of the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. This committee appoints the Company’s independent auditors and pre-approves any non-audit services to be provided by such auditors, as further described in this proxy statement under “Independent Registered Public Accountants.” The Audit Committee discusses with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with both the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s disclosure and internal controls and the overall quality of the Company’s financial reporting. The Audit Committee periodically reviews and approves all “related party transactions,” as defined in SEC regulations. The Audit Committee held nine meetings during the fiscal year ended May 31, 2007, four of which were held for the purpose of reviewing and discussing the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

          Retirement Plan Committee. Richard M. Spaulding (Chairperson), Mae Jemison, Andrew S. Hedden and Augustus K. Oliver are the current members of the Retirement Plan Committee. This committee acts on behalf of the Board in its capacity as settlor of the trusts underlying the Retirement Plan and the 401(k) Plan (collectively “the Plans”) and with respect to the powers enumerated therein, including the power to amend or terminate the Plans. This committee also oversees the Administrative Committee, comprised of Company employees who are responsible for the day-to-day administration of the Plans. In addition, this committee approves the appointment of one or more trustees, or other professionals, necessary for the proper administration and operation of the Plans. Furthermore, this committee, which reports its actions to the Board, oversees the policies and practices related to the Plans and evaluates the Company’s overall retirement benefit plan philosophy and the Plans in the context of the Company as a separate company and competitively within the publishing industry, as well as the investment performance under the Plans. The Retirement Plan Committee held one meeting during the fiscal year ended May 31, 2007.

          Human Resources and Compensation Committee. John L. Davies (Chairperson), Ramon C. Cortines, Peter M. Mayer and John G. McDonald are the current members of the Human Resources and Compensation Committee. Each member of the HRCC is independent, as defined under NASDAQ listing standards. Members of this committee also meet certain additional criteria so that the Company qualifies for available exemptions pursuant to Section

162(m) of the Code and Rule 16b-3 under the Exchange Act. The HRCC held five meetings during the fiscal year ended May 31, 2007. For a description of the duties and responsibilities of this committee, see “Corporate Governance-HRCC and SGC Procedures” below.

          Nominating and Governance Committee. Ramon C. Cortines (Chairperson), Rebeca M. Barrera and Mae C. Jemison are the current members of the Nominating and Governance Committee. Each member of the committee is independent, as defined under NASDAQ listing standards. This committee identifies and recommends to the Board candidates for election as directors and recommends any changes it believes desirable in the size and composition of the Board as well as Board committee structure and membership. This committee also administers Scholastic’s Corporate Governance Guidelines, reviews performance under, and compliance with, the guidelines and the content of the guidelines annually and, when appropriate, recommends updates and revisions of the guidelines to the Board. In addition, this committee oversees the Board self-assessment process. The Nominating and Governance Committee held four meetings during the fiscal year ended May 31, 2007.

          Stock Grant Committee. John G. McDonald (Chairman), John L. Davies, and Peter M. Mayer are the current standing members of the Stock Grant Committee and, as permitted under Delaware law, Ramon C. Cortines is an alternate member. Each member (and alternate member) of the SGC is independent, as defined under NASDAQ listing standards. The members of this committee also meet certain additional criteria so that the Company qualifies for available exemptions pursuant to Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. The SGC authorizes and approves grants, awards or issuances of stock options, warrants, restricted stock, Stock Units, or other rights under the Company’s stock-based compensation plans. For a more detailed description of these duties, see “Corporation Governance — HRCC and SGC Procedures” below. The SGC held five meetings during the fiscal year ended May 31, 2007.

          Strategic Planning Committee. Mae C. Jemison (Chairperson), Rebeca M. Barrera, Peter M. Mayer and Richard M. Spaulding are the current members of the Strategic Planning Committee. This committee advises the Company’s management on achieving and implementing its strategic plan and reports its findings to the Board. The Strategic Planning Committee held two meetings during the fiscal year ended May 31, 2007.

Corporate Governance

          In recent years, the Board has strengthened the Company’s corporate governance practices in a number of ways, including adopting the Scholastic Corporation Corporate Governance Guidelines (the “Guidelines”), which are summarized below. The full text of the Guidelines is available in the Investor Relations section of the Company’s website, scholastic.com. Stockholders may also obtain a written copy of the Guidelines at no cost by writing to the Company at Scholastic Corporation, 557 Broadway, New York, NY 10012, Attention: Corporate Secretary. In addition to the Guidelines, the Board believes that the Scholastic Code of Ethics and the Code of Ethics for Senior Financial Officers, described below, as well as the Committee Charters, which have all been approved by the Board, are vital to securing the confidence of Scholastic’s stockholders, customers, employees, governmental authorities and the investment community.

          Independent Directors. The Amended and Restated Certificate of Incorporation of Scholastic Corporation and the Guidelines provide for a board of ten to fifteen directors and the Guidelines require a majority of independent directors. The Nominating and Governance Committee is responsible for reviewing with the Board annually the appropriate criteria and standards for determining director independence consistent with applicable legal requirements, including NASDAQ listing standards and the federal securities laws. The Board has determined that all of its current directors are independent, as defined in the NASDAQ listing standards, other than Mr. Robinson, Mr. Spaulding and Mr. Hedden. Mr. Robinson is the Company’s Chairman, President and Chief Executive Officer, and Mr. Spaulding is an employee and former Executive Vice President of the Company. Mr. Hedden is not considered independent because he is a partner in a law firm that currently provides legal services to the Company.

          Communication With the Board. Individuals may submit communications to the Board, or to the non-management directors individually or as a group, by sending the communications in writing to the attention of the Corporate Secretary of the Company at Scholastic Corporation, 557 Broadway, New York, NY 10012. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate directors by the Corporate Secretary.

          Director Nomination Process. The Nominating and Governance Committee periodically reviews with the Board the requisite skills and characteristics of proposed new directors, if any, as well as the composition of the Board as a whole. The Nominating and Governance Committee makes an assessment of the suitability of candidates for election to the Board, taking into account diversity, independence, character, judgment and business experience, as well as their appreciation of the Company’s purpose, values and credo. The Committee, at this time, does not believe it is necessary or appropriate to adopt specific, minimum objective criteria for director nominees. Stockholders may propose nominees for Board membership for consideration by the Nominating and Governance Committee by submitting the nominee’s name, biographical data and qualifications along with the consent of the proposed nominee to the Nominating and Governance Committee, Attention: Corporate Secretary at Scholastic Corporation, 557 Broadway, New York, NY 10012. Stockholders who wish to nominate candidates for election to the Board at the next annual meeting of stockholders must adhere to the dates and follow the procedures outlined in “Stockholder Proposals for 2008 Annual Meeting” set forth below. The Nominating and Governance

Committee will consider all director candidates properly submitted by stockholders in accordance with the Company’s Bylaws and the Guidelines using the same criteria that it uses to select directors for non-stockholder nominees. From time to time, the Company has retained an independent search firm in order to assist the committee in its selection process with respect to candidates for Board membership by identifying potential candidates and assisting the committee in its evaluation of such candidates.

          Board Meetings and Executive Sessions. Directors are expected to expend sufficient time, energy and attention to assure diligent performance of their responsibilities. Directors are expected to attend meetings of the Board and the committees on which they serve, whether in person or by telephone. Management provides all directors with an agenda and appropriate written materials in advance of each meeting. To ensure active and effective participation, directors are expected to arrive at each Board and committee meeting having reviewed the materials for the meeting. The Board regularly meets in executive session with only the independent directors present.

          Director Attendance at Company Annual Meetings. Directors are encouraged to attend the Company’s annual meetings of stockholders. All of the Company’s directors attended the annual meeting of stockholders held on September 20, 2006.

          Annual Self-Assessment. The Board and each director make an annual self-assessment of performance with a particular focus on overall effectiveness. The Nominating and Governance Committee is responsible for overseeing the self-assessment process.

          Access to Management and Advisors. Directors have access to the Company’s management and, in addition, are encouraged to visit the Company’s facilities. As necessary and appropriate, the Board and its committees may retain outside legal, financial or other advisors.

          Investment Expectations of Directors. Directors are encouraged to own Company stock in an amount that is appropriate for them.

          Scholastic Code of Ethics and Code of Ethics for Senior Financial Officers. The Company has implemented a Code of Ethics applicable to its employees and directors generally and a Code of Ethics for Senior Financial Officers. The Scholastic Code of Ethics operates as a tool to help Scholastic’s employees and directors understand and adhere to high ethical standards required for employment by, or association with, the Company. The Scholastic Code of Ethics contains procedures for employees to report to the Audit Committee any concerns with regard to any questionable accounting, internal control or auditing matters. The Code of Ethics for Senior Financial Officers provides fundamental ethical principles to which the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller are expected to adhere. Both the Scholastic Code of Ethics and the

Code of Ethics for Senior Financial Officers are available in the Investor Relations section of the Company’s website, scholastic.com. Additionally, these documents are available in print to any stockholder requesting a copy.

          HRCC and SGC Procedures. Under its charter, the HRCC is required to meet at least three times per year. In practice the HRCC has been meeting on at least a quarterly basis to review regulatory developments that may impact the Company’s compensation arrangements and to consider amendments to compensation and benefit plans. At its regular meeting in July of each year, the HRCC reviews the Company’s financial and operating results of the prior year and determines whether the relevant performance criteria required for the payment to the Named Executive Officers of annual bonuses under the MIP and EPIP for the prior year have been satisfied and, if so, considers and approves the actual amounts of any such payouts. At that meeting, the HRCC determines the participants in the EPIP and the MSPP and also establishes performance criteria for annual bonuses to be awarded under the EPIP for the current year. At its regular meeting in September, the HRCC considers and approves any changes in base salary of senior executive officers.

          Under the Company’s current practice, equity-based compensation awards under the 2001 Plan are typically made at the scheduled September meeting of the SGC each year, which occurs shortly before the announcement of the Company’s earnings for its first fiscal quarter. Except in limited circumstances, the SGC does not grant equity awards to Named Executive Officers at other times during a given year. In such cases, the grants are made by the SGC at one of its regularly scheduled quarterly meetings.

          All equity awards are made at fair market value on the date of grant, which is the date on which the SGC approves the grant. Under the 2001 Plan, fair market value is deemed to be the average of the high and low market prices on the date of grant.

          The HRCC annually reviews the performance of the Company’s Chief Executive Officer and recommends his compensation for review and revision or approval by the Board. The compensation of the executive officers who report directly to the Chief Executive Officer is recommended by him to the HRCC, which reviews and revises or approves the recommendations as the HRCC deems appropriate.

          The HRCC has the authority and discretion to retain external compensation consultants as it deems appropriate. The HRCC looks to its consultants to periodically review and advise the HRCC regarding the adequacy and appropriateness of the Company’s overall executive compensation plans, programs and practices and, from time to time, to answer specific questions raised by the HRCC or management. Compensation decisions are made by, and are the responsibility of, the HRCC and the Board and may reflect factors and considerations other than the information and recommendations provided by the HRCC’s consultants. The Company’s compensation consultants perform substantially no other services for the Company.

          Procedures for Approval of Related Person Transactions. The Company does not generally engage in transactions in which its executive officers or directors, any of their immediate family members or any of its 5% stockholders have a material interest, with the exception of legal fees paid to Baker and McKenzie LLP, a law firm of which Andrew S. Hedden, a director of the Company, is a partner, as described in “Certain Relationships” below. The use of Baker and McKenzie for legal services is presented periodically to the Audit Committee for its consideration and approval. The Company’s Code of Ethics, which sets forth standards applicable to all employees, officers and directors of the Company, generally prohibits transactions that could result in a conflict of interest. Any waiver of the Code of Ethics for any executive officer or director of the Company requires the approval of the disinterested members of the Board. Any such waiver will be disclosed on the Company’s website, scholastic.com, or on a Current Report on Form 8-K filed with the SEC. No such waivers were granted in fiscal 2007.

Director Compensation

          For the fiscal year ended May 31, 2007, each non-employee director of the Company (an “Outside Director”) was paid a cash annual retainer of $25,000 for his or her services as a director, a fee of $5,000 if he or she was the chairperson of a standing committee of the Board, except in the case of the chairperson of the Audit Committee, who received a $10,000 fee, and an attendance fee of $1,500 for attendance at each Board or committee meeting, whether in person or telephonically. The Company reimburses directors for travel, lodging and related expenses they may incur in connection with their services as directors. In fiscal 2008, the Board increased the cash annual retainer to be paid to each Outside Director to $40,000 and increased the fee for the chairperson of the HRCC to $10,000.

          Under the terms of the Scholastic Corporation 1997 Outside Directors’ Stock Option Plan (the “1997 Outside Directors’ Plan”), an option to purchase 6,000 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant has been automatically granted to each Outside Director on the date of the annual meeting of stockholders. As a result, in fiscal 2007 each Outside Director (other than Andrew S. Hedden, who, as he has done each year, declined his award in fiscal 2007) was granted options to purchase 6,000 shares of Common Stock on September 20, 2006, at an exercise price of $30.08 per share. The options are scheduled to vest one year from the date of grant and expire on September 20, 2016. Pursuant to its terms, no further awards can be made under the 1997 Outside Directors’ Plan after August 18, 2007. As a result, the Board has approved, subject to the approval of the Class A Stockholders at the Annual Meeting, the Scholastic Corporation 2007 Outside Directors Stock Incentive Plan, which provides for annual grants of equity-based compensation to Outside Directors as more fully described under Proposal 3 below.

          Under the terms of the Scholastic Corporation Directors’ Deferred Compensation Plan, directors are permitted to defer 50% or 100% of their cash retainers and meeting fees. Deferred amounts accrue interest at a rate equal to the 30-year United States Treasury bill rate and are paid in cash upon the later of termination from Board service or the end of the deferral period, unless paid earlier due to death, disability, change of control of the Company or severe financial hardship. For the fiscal year ended May 31, 2007, two directors chose to defer 100% of their cash compensation under this plan. Interest expense accrued during fiscal 2007 on amounts deferred during fiscal 2007 and prior years under this plan was $31,921.

          The following table summarizes the total compensation provided by the Company to the Outside Directors for the fiscal year ended May 31, 2007:

DIRECTOR COMPENSATION

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	Total ($)

Rebeca M. Barrera	$41,500	$50,406	0	$91,906
Ramon C. Cortines	$72,000	$50,406	0	$122,406
John L. Davies	$66,000	$50,406	0	$116,406
Andrew S. Hedden(4)	$52,000	$0	0	$52,000
Mae C. Jemison	$48,000	$50,406	0	$98,406
Peter M. Mayer	$47,500	$50,406	0	$97,906
John G. McDonald	$54,000	$50,406	$7,956	$104,406
Augustus K. Oliver	$62,000	$50,406	$23,966	$112,406

(1)

Neither Richard Robinson, who is also the Company’s Chairman, Chief Executive Officer and President, or Richard M. Spaulding, who is also an employee of the Company, receives compensation for their services as a director. Charles T Harris III, who was a director for a portion of fiscal 2007 but did not stand for reelection at the Company’s annual meeting of stockholders held in September 2006, was paid $22,750 in fees for his services as as director in that year and accrued $9,660 in interest during fiscal 2007 on all amounts previously deferred by him under the Scholastic Corporation Directors’ Deferred Compensation Plan.

(2)

Represents the compensation cost of stock options under FAS 123R reflected in the Company’s financial statements. Assumptions used in determining the FAS 123R values can be found in Note 1 of the Annual Report, disregarding estimates of forfeitures related to service-based vesting conditions. There were 24,000 stock option forfeited during fiscal 2007, which resulted when Mr. Harris left the Board and certain options held by him expired without value because they were not in-the-money. For each Outside Director who received an option award during fiscal 2007, the fair value of such award on the grant date, computed in accordance with FAS 123R, was $72,720. At May 31, 2007, each of Messrs. Oliver and McDonald had 54,000 options outstanding, Ms. Jemison had 52,000 options outstanding, Mr. Cortines had 48,000 options outstanding, Mr. Mayer had 42,000 options outstanding and Ms. Barrera and Mr. Davies each had 36,000 options outstanding.

(3)	The amounts shown represent the interest accrued on all amounts previously deferred by the director under the Scholastic Corporation Directors’ Deferred Compensation Plan.

(4)

As stated above, Mr. Hedden is a partner in a law firm that provides legal services to the Company. Mr. Hedden reduces the fees charged for such services by the amount of his director fees paid in cash, noted in the table above, which are paid over by him to the firm. Also, Mr. Hedden declined his option award in fiscal 2007, as he has done each year.

Certain Relationships

          Andrew S. Hedden is a partner in the law firm of Baker & McKenzie LLP, which has provided legal services to the Company in the past and is expected to continue to do so in the future. This relationship is periodically reviewed and the services approved by the Audit Committee.

Involvement in Certain Legal Proceedings

          From 1975 to 2005, Andrew S. Hedden was a partner with Coudert Brothers LLP, a law firm which filed for Chapter 11 bankruptcy protection in the Southern District of New York Bankruptcy Court in September 2006.

          James W. Barge is the Senior Vice President, Controller and Chief Accounting Officer of Time Warner Inc. In 2005, Time Warner entered into a settlement with the SEC relating to an SEC investigation of certain of its accounting and financial disclosure practices. In connection with this settlement, Mr. Barge, together with certain other individuals, also reached a settlement with the SEC pursuant to which he agreed, without admitting or denying the SEC’s allegations, to the entry of an administrative order in March 2005 that he cease and desist from causing violations or future violations of certain reporting provisions of the securities laws; however, he is not subject to any suspension, bar or penalty.

PROPOSAL 2
APPROVAL OF AMENDMENT NO. 3 TO THE SCHOLASTIC CORPORATION
2001 STOCK INCENTIVE PLAN

          The Scholastic Corporation 2001 Stock Incentive Plan (as previously amended, the “2001 Plan”) was initially approved by the Class A Stockholders at the Company’s annual meeting of stockholders held on September 20, 2001. 4,000,000 shares of Common Stock were initially authorized for issuance under the 2001 Plan. The 2001 Plan provides for the grant of stock options, restricted stock and other stock-based awards.

          In connection with the Acceleration, the HRCC adopted Amendment No. 1 to the 2001 Plan on May 25, 2006, which deleted the provision stating that no stock option could have an exercise or vesting date of less than one year. On March 20, 2007, the HRCC adopted Amendment No. 2 to the 2001 Plan to allow for a 90-day exercise period after the voluntary termination of employment by an employee. Upon the HRCC’s recommendation, the Board has approved Amendment No. 3 to the 2001 Plan (the “Amendment”), which is being submitted for approval of the Class A Stockholders at the Annual Meeting and is attached hereto as Appendix A. The proposed Amendment would provide for an increase in the number of shares of Common Stock authorized for issuance under the 2001 Plan by 2,000,000 shares, in addition to the 360,105 shares that remained available for issuance as stock-based awards at May 31, 2007.

          The following is a brief summary of the principal provisions of the 2001 Plan as proposed to be amended by the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2001 Plan as it would be revised by the Amendment.

Summary of the 2001 Plan.

          Purpose. The purpose of the 2001 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer stock-based incentives to employees of, and consultants to, the Company and its affiliates, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders.

          Administration. The 2001 Plan is administered by the HRCC (or such other committee as may be designated by the Board) comprised of two or more non-employee directors, each of whom is independent as defined under NASDAQ listing standards (the “Committee”).

          The Committee has the full authority to administer and interpret the 2001 Plan, including the authority to: (i) grant discretionary awards under the 2001 Plan, (ii) determine the persons to whom discretionary awards will be granted, (iii) determine the types of discretionary awards to be granted, (iv) determine the terms and conditions of each discretionary award, (v) determine the number of shares of Common Stock to be covered by each discretionary award, (vi) prescribe the form or forms of instruments evidencing awards, and (vii) make all other determinations in connection with the 2001 Plan and awards made thereunder as the Committee, in its sole discretion, deems necessary or desirable.

          The Committee may also, in its discretion, extend or accelerate the exercisability of an award granted under the 2001 Plan, accelerate the vesting of or eliminate or make less restrictive any restrictions contained in any award, waive any restriction or other provision of the 2001 Plan or in any award or otherwise amend or modify any award in any manner that is either (i) not adverse to the participant to whom the award was granted or (ii) consented to by such participant.

          The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2001 Plan. Awards under the 2001 Plan may not be made on or after July 18, 2011, the tenth anniversary of the date the 2001 Plan was adopted by the Board, but awards granted prior to such date may extend beyond that date.

          Eligibility. Under the 2001 Plan, all employees of, and consultants to, the Company or any of its affiliates (including prospective employees and consultants) are eligible to be granted options to purchase shares of Common Stock, restricted stock, and other stock-based awards, such as Stock Units. In addition, employees of the Company and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options (“ISOs”) under the 2001 Plan.

Types of Awards under the 2001 Plan.

          Options. The Committee may grant ISOs, which qualify for favorable treatment under the Code, and stock options that do not qualify for such treatment, called non-qualified options, under the 2001 Plan. The Committee determines the number of shares of Common Stock subject to each option, the term of each option (which may not exceed ten years, or five years in the case of an ISO granted to a 10% stockholder), the exercise price, the vesting schedule (if any) and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% stockholder, 110% of such fair market value).

          Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant, and the Committee, in its sole discretion,

may accelerate the exercisability of such options. Payment of the exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) through a “cashless exercise” procedure whereby the recipient delivers irrevocable instructions to a broker to deliver to the Company promptly upon the sale of the underlying shares an amount equal to the exercise price, or (iii) on such other terms and conditions as may be acceptable to the Committee, which may include surrender of options or other shares of Common Stock owned by the optionee. To date, non-qualified options, but no ISOs, have been granted under the 2001 Plan. As of May 31, 2007, a total of 847,173 shares of Common Stock had been issued upon the exercise of stock options under the 2001 Plan and options to purchase 2,748,887 shares were granted and remained outstanding thereunder.

          The 2001 Plan authorizes the Committee, if it decides in its sole discretion, to permit “reloads” of stock options exercised, including, without limitation, permitting reloads such that the same number of stock options are granted as the number of shares used to pay for the exercise price of stock options or shares used to pay withholding taxes. The Committee may also at any time offer to buy out a recipient’s stock options subject to such terms and conditions as the Committee may determine. No reloads have been granted under the 2001 plan to date.

          Restricted Stock. The Committee may award “restricted” shares of Common Stock under the 2001 Plan. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares and, conditioned upon full vesting of the shares, the right to tender such shares, subject to the conditions and restrictions generally applicable under the 2001 Plan to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may, in its sole discretion, determine at grant that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period. Any recipients of restricted stock would be required to enter into a restricted stock agreement with the Company, which sets forth the restrictions to which the shares are subject, including, as applicable, the date or dates on which such restrictions will lapse or as of which any performance criteria must be met for such restrictions to lapse.

          If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of objective performance goals, the Committee is responsible for establishing for each recipient the applicable performance goals, formulas or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. No restricted stock has been granted under the 2001 Plan to date.

          Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, which awards may be granted either alone or in addition to or in tandem with grants of stock options or restricted stock. Subject to the provisions of the 2001 Plan, the Committee has the authority to determine the recipients to whom and the time or times at which such awards will be made, the number of shares of Common Stock to be awarded pursuant to, or to be used for reference purposes in respect of, such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period. To date, the Committee has granted other stock-based-awards only in the form of restricted stock units (“Stock Units”), as described below.

          Unless otherwise deferred, Stock Units automatically convert to shares of Common Stock on a one-for-one basis as the award vests, which is typically over a four-year period beginning thirteen months from the grant date and thereafter annually on the anniversary of the grant date. To date, the Company has granted 165,556 Stock Units to eligible employees under the terms of the 2001 Plan, and 30,583 shares of Common Stock have been issued upon conversion of Stock Units.

          Amendment and Termination. The 2001 Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board, except that no such amendment, suspension or termination may be made without stockholder approval to the extent such approval is required by applicable law that would increase the aggregate number of shares of Common Stock reserved for awards or the maximum individual share limits, change the classification of employees or consultants eligible to receive awards, decrease the minimum exercise price of any option, extend the maximum option period under the 2001 Plan or otherwise effect an amendment that would require stockholder approval under the Section 162(m) or Section 22 of the Code or Rule 16-b-3 under the Exchange Act.

Material Federal Income Tax Consequences Relating to the 2001 Plan

          The rules concerning the federal income tax consequences with respect to stock-based-awards granted pursuant to the 2001 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are the interpretations and applications of such statutory provisions, which may also vary in individual circumstances. The following summary is designed to provide a general understanding of the material federal income tax consequences relating to the 2001 Plan:

          ISOs. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO unless required by the alternative minimum tax, and the Company will not realize an income tax deduction at either time. If the recipient does not sell the Common

Stock received pursuant to the exercise of an ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

          If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of: (1) the fair market value of the Common Stock on the date of exercise over the exercise price or (2) the amount realized upon disposition over the exercise price. In such event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of the amount realized by the recipient as ordinary income will be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

          Nonqualified Stock Options. In general, a recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of grant. Upon the exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of such Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

          Stock Awards and Related Tax Payments. Under the Code, federal income tax consequences with respect to a stock award (including Stock Units) depend on the facts and circumstances of each stock award and, in particular, the nature of the restrictions imposed with respect to the shares which are the subject of the stock award. In general, if shares which are the subject of the stock award are actually issued to a participant, but are subject to a “substantial risk of forfeiture” (for example, if rights to ownership of the shares are conditioned upon the future performance of substantial services by the participant), a taxable event generally occurs only when the risk of forfeiture lapses. At such time as the substantial risk of forfeiture lapses, the participant will realize ordinary income to the extent of the excess of the fair market value of the shares on the date the risk of forfeiture lapses over the participant’s cost for such shares (if any), and the same amount is then deductible by the Company as compensation expense. If the restrictions with respect to the shares that are the subject of such stock award, by their nature, do not subject the employee to a “substantial risk of forfeiture” of the shares, then the participant will realize ordinary income with respect to the shares to the extent of the excess at the time of the grant of the fair market value of the shares over the participant’s cost, and the same amount is then deductible by the Company. If no shares are actually issued to the participant at the time the stock award is granted, the participant will generally realize ordinary income at the time the participant receives shares free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the shares at such time over the participant’s cost, if any, and the same amount is then deductible by the Company. The Company’s deductions for compensation paid under the 2001 Plan are in all cases subject to certain applicable tax law limitations.

          Other. In general, a federal income tax deduction is allowed to the Company in an amount equal to the ordinary income recognized by a participant with respect to awards under the 2001 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligation with respect to such income.

          Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code disallows deductions for compensation in excess of $1 million for certain executives of publicly held corporations, unless such compensation meets the requirements of Section 162(m) as “performance-based” compensation. Because the 2001 Plan received the requisite stockholder approval and awards under the 2001 Plan are intended to meet these other requirements, the Company expects to be entitled to deduct for federal income tax purposes certain performance-based compensation paid under the 2001 Plan to executive officers who may be subject to Section 162(m) notwithstanding the $1 million limitation under such section.

          Allocation of Awards under the 2001 Plan. The allocation of future awards under the 2001 Plan is not currently determinable because such allocation is dependent on future decisions to be made by the Committee in its sole discretion. Accordingly, it is not possible to determine the amounts of benefits that will be received under the 2001 Plan by the Named Executive Officers, all executive officers as a group or all employees other than executive officers.

          Current Stock Information. On August 1, 2007, the closing price of the Common Stock as reported by NASDAQ was $32.46 per share.

Recommendation

          The Board recommends that the Class A Stockholders vote FOR the approval of the Amendment. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the Class A Stockholders present and entitled to vote on this item at the Annual Meeting is required to approve the Amendment.

PROPOSAL 3
APPROVAL OF THE SCHOLASTIC CORPORATION 2007 OUTSIDE DIRECTORS
STOCK INCENTIVE PLAN

          As noted under “Director Compensation” above, the 1997 Outside Directors’ Plan, which provided for the automatic grant of options to purchase 6,000 shares of Common Stock to each Outside Director on an annual basis on the date of the Company’s annual meeting of stockholders, is scheduled to expire by its terms on August 18, 2007. Therefore, the Board, upon the recommendation of the HRCC, has unanimously approved the Scholastic Corporation 2007 Outside Directors Stock Incentive Plan (the “2007 Directors Plan”), which is attached hereto as Appendix B, subject to approval by the Class A Stockholders at the Annual Meeting.

          The purpose of the 2007 Directors Plan is to use periodic stock-based incentive awards to attract and retain the services of experienced and knowledgeable Outside Directors, while further aligning their interests with the Company and its stockholders.

          Under the terms of the 2007 Directors Plan, each Outside Director will automatically be granted, on the date of the annual meeting of stockholders in each year, a stock option to purchase 3,000 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock, determined under the terms of the plan as the average of the high and low price of the Common Stock on such date, and 1,200 Restricted Stock Units (“Director RSUs”). Director RSUs automatically convert into shares of Common Stock on a one-for-one basis when the award vests, which will be on the date that is twelve months from the date of grant.

          Under the 2007 Directors Plan, a total of 500,000 shares of Common Stock will be initially authorized for issuance upon the exercise of stock options or vesting of Director RSUs to be granted to Outside Directors. Currently, there are eight Outside Directors eligible to participate in the 2007 Directors Plan, and the Board has nominated one additional Outside Director for election by the Class A Stockholders at the Annual Meeting. If so elected, the nine Outside Directors as a group would be eligible to receive: (1) annual automatic grants of options to purchase an aggregate of 27,000 shares of Common Stock under the 2007 Plan and (2) 10,800 Director RSUs, with the initial grant on the date of the Annual Meeting.

          The 2007 Directors Plan provides for certain adjustments to be made with respect to outstanding stock options and Directors RSUs and shares remaining available for issuance in the event that changes in the capitalization of the Company occur as a result of certain events, such as a stock dividend, stock split, combination of shares, recapitalization, merger or similar corporate event. The Board is authorized to determine the appropriate adjustments to be made upon the occurrence of such events, including appropriate adjustments to the number and type of shares or other securities to be subject to the automatic annual grant of stock options and

Director RSUs to participating Outside Directors as a result of the occurrence of any such event, as well as to the number or type of shares or other securities to be issued in respect of outstanding stock options and Director RSUs and reserved for future grants.

          Except as described below, each stock option granted to an Outside Director under the 2007 Directors Plan will expire on the tenth anniversary of the date of grant and may not be exercised during the twelve-month period immediately following the date of grant. In no event may a stock option granted under the 2007 Directors Plan be exercised within six months of its date of grant or after its original ten-year expiration date.

          The 2007 Directors Plan provides that stock options may be exercised at any time and from time to time during the period that they are exercisable and may not be transferred by the Outside Director other than by will or the laws of descent and distribution. A stock option granted under the 2007 Directors Plan may be exercised by paying the exercise price in cash or Common Stock or any combination of cash and Common Stock having a value equal to the exercise price or through a cashless exercise.

          The 2007 Directors Plan is administered by the Board. The administration of the 2007 Directors Plan includes the authority to adopt and revise administrative rules, guidelines and practices governing the plan, to interpret the terms thereof and of any stock option or Director RSU granted thereunder and to settle any claims or disputes arising thereunder. Since the grant of stock options, Director RSUs and the terms thereof are non-discretionary under the 2007 Directors Plan, the Board will have no discretion as to the selection of individuals to receive awards, the number of shares to be covered by any award or the pricing or timing thereof.

          There is no immediate federal income tax effect on the grant of a stock option under the 2007 Directors Plan; the Outside Director does not recognize taxable income, and the Company does not receive a tax deduction. When stock options are exercised, the Outside Director will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, and the Company is entitled to a tax deduction in the same amount. When shares of Common Stock received upon exercise of a stock option are subsequently sold, any gain or loss will be treated by the Outside Director as either long- or short-term capital gain or loss, depending on how long the shares have been held.

          Outside Directors are not subject to tax on the grant of an RSU. Instead, at the time of vesting of an RSU, an Outside Director is subject to income tax, at ordinary income rates, on the fair market value of the Common Stock on such date and the Company is allowed a tax deduction in the same amount. When Outside Directors sell Common Stock received in settlement of an RSU, any gain or loss will be treated by the Outside Director as either long- or short-term capital gain or loss, depending on how long the shares have been held.

Recommendation

          The Board recommends that the Class A Stockholders vote FOR the approval of the 2007 Outside Directors Plan. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the Class A Stockholders present and entitled to vote thereon at the Annual Meeting is required to approve the 2007 Outside Directors Plan.

EQUITY COMPENSATION PLAN INFORMATION

          The following table presents information regarding the Company’s equity compensation plans at May 31, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity Compensation plans approved by security holders Common Stock	5,348,758	$30.84	814,541	(1)
Class A Stock	999,000	$31.99	500,000
Equity Compensation plans not approved by security holders Common Stock	—	—	—
Class A Stock	—	—	—

Total	6,347,758	$31.21	1,314,541

(1)

Includes 187,898 shares of Common Stock under the ESPP; 266,538 shares of Common Stock under the MSPP; and 360,105 shares of Common Stock under the 2001 Plan, which may be issued pursuant to the exercise of stock options or as restricted stock, Stock Units, or other stock-based awards.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          The Audit Committee has appointed Ernst & Young LLP (“E&Y”) to be the independent auditors of the Company for the fiscal year ending May 31, 2008. A representative of E&Y will be present at the Annual Meeting and will be afforded the opportunity to make a statement. Such representative will also be available to respond to appropriate questions.

          The aggregate fees billed by E&Y for professional services to the Company were $4,053,592 for fiscal 2007 and $4,660,227 for fiscal 2006. The total fees for services provided by E&Y to the Company during the fiscal years ended May 31, 2007 and May 31, 2006 are summarized in the table below:

	Fiscal 2007 $	Fiscal 2006 $

Audit Fees	$3,726,910	$4,256,495
Audit-Related Fees	$120,220	$116,793
Tax Fees	$206,462	$286,939
All Other Fees	$—	$—

TOTAL FEES PAID	$4,053,592	$4,660,227

          Audit Fees include the financial statement audit, as well as the audit of the assertion by management of the effectiveness of the Company’s internal controls required by the Sarbanes-Oxley Act of 2002. Audit-Related Fees include fees for services such as benefit plan audits, accounting consultations and work related to business acquisitions and SEC Registration Statements. Tax Fees are for the preparation of tax returns for certain international operations and consulting on tax planning opportunities and entity restructuring. In fiscal 2007 and fiscal 2006, in accordance with Section 10A(i) of the Exchange Act, the Audit Committee pre-approved all of the Audit-Related services and Tax services provided by E&Y. The Audit Committee’s non-audit services pre-approval policies require the receipt and analysis of a summary containing a description of the non-audit service to be provided prior to commencement of the engagement. The Audit Committee then makes an evaluation as to whether the provision of the proposed non-audit service by E&Y will affect its independence and also considers the percentage of non-audit fees related to the total audit fees. If a non-audit service is required before the Audit Committee’s next scheduled meeting, the committee has delegated to its chair, Mr. Oliver, the authority to approve such service on its behalf, provided that such action is reported to the committee at its next meeting.

AUDIT COMMITTEE’S REPORT

          The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2007 with the Company’s management. The Audit Committee has discussed with E&Y, the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

          The Audit Committee has also received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of E&Y with that firm.

          Based on the Audit Committee’s review and discussions noted above, the Audit Committee unanimously recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007 for filing with the SEC.

Audit Committee

Augustus K. Oliver, Chairperson
John L. Davies
Ramon C. Cortines

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

          Stockholders who intend to present proposals for inclusion in the proxy materials regarding the 2008 Annual Meeting must ensure that such proposals are received by the Secretary of the Company not later than April 16, 2008 and that such proposals meet the other requirements contained in SEC Rule 14a-8. In order for a proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of SEC Rule 14a-4(c) for consideration at the 2008 Annual Meeting, but not included in the Company’s proxy materials, such proposal must be received no later than June 30, 2008.

OTHER MATTERS

          The Board is not aware of any other matters to come before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

By Order of the Board of Directors

Devereux Chatillon
Secretary

Appendix A

AMENDMENT NO. 3
(dated July 17, 2007)
to the
SCHOLASTIC CORPORATION 2001 STOCK INCENTIVE PLAN

          Section 4.1 of the Scholastic Corporation 2001 Stock Incentive Plan (the “Plan”) is amended by substituting: “6,000,000” for “4,000,000” where it appears therein; and

          Subject to the foregoing, the Plan remains in full force and effect in accordance with the terms thereof.

          The foregoing amendment was duly approved by resolutions of the Human Resources and Compensation Committee of the Board of Directors of Scholastic Corporation at its meeting held on July 17, 2007 and the Board of Directors at its meeting held on July 18, 2007.

A-1

Appendix B

SCHOLASTIC CORPORATION 2007 OUTSIDE DIRECTORS
STOCK INCENTIVE PLAN

1. Name and General Purpose

          The name of this plan is the Scholastic Corporation 2007 Outside Directors Stock Incentive Plan (the “Plan”). The purpose of the Plan is to attract and retain the services, for the benefit of Scholastic Corporation, a Delaware corporation (the “Company”), of experienced and knowledgeable directors who are not employees of the Company (the “Outside Directors”) and to provide an additional incentive for such Outside Directors through ownership of the common stock, par value $.01 per share, of the Company (the “Common Stock”).

2. Automatic Grants to Outside Directors

          Subject to the provisions of Section 13 hereof, each individual (other than any director electing not to participate hereunder) who is, at the conclusion of each annual meeting of the Company’s stockholders occurring after the effective date of the Plan, an incumbent Outside Director, shall automatically be granted, as of each such date (or, if applicable, the next succeeding business day), (i) an option to purchase 3,000 shares of Common Stock at a price per share equal to 100% of the Fair Market Value of the Common Stock on such date, and (ii) 1,200 “Restricted Stock Units” (as herein after defined).

          For purposes of this Section 2, “Fair Market Value” shall mean the average of the high and low selling prices of the Common Stock on the date on which the Common Stock is to be valued hereunder, or, if none, on the last preceding date prior to such date on which such prices were quoted, as reported on the NASDAQ Stock Market, Inc. L.L.C. (“NASDAQ”). All options granted under the Plan shall be non-qualified stock options.

          “Restricted Stock Unit” or “RSU” represents an unfunded, unsecured right to receive in the future, if the conditions of an RSU award are met, one share of Common Stock. No shares of Common Stock shall be issued to an Outside Director on the date of the RSU grant.

3. Exercise of Options

          Subject to the provisions of Section 5 hereof, an option granted hereunder may not be exercised within twelve (12) months after the date of grant.

Appendix B

          Except as provided in Section 5 below, an option may be exercised, in whole or in part at any time and from time to time during the period beginning with the expiration of twelve months following the date of grant and ending on the option expiration date, by following the procedures established by the Company and its designated record keeper at the time of exercise specifying the number of shares of Common Stock to be purchased.

          No shares of Common Stock shall be issued until full payment therefor has been made. An Outside Director shall have no rights as a stockholder of the Company with respect to any shares of Common Stock subject to an option until such time as the Outside Director has properly exercised his or her option, paid in full for the shares subject to such option, and executed any representations required by the Company.

          Each option granted hereunder shall expire on the tenth anniversary of the date on which it was granted, if not sooner terminated as provided herein.

4. Restricted Stock Units

          An RSU award shall not vest until twelve (12) months from the date of grant. shares of Common Stock in respect of a vested RSU award shall be issued to an Outside Director as soon as practicable from the vesting of an RSU.

          The record established by the Company of the RSUs awarded to an Outside Director does not constitute any stock or property of the Company. No funds or shares of Common Stock shall be placed in trust or set aside to assure payment of an award of RSUs. RSUs are an unfunded, unsecured promise of the Company to issue Common Stock in the future, subject to vesting and other conditions in the Plan. The right of an Outside Director to receive shares of Common Stock in settlement of an RSU shall be no greater than any general unsecured creditor of the Company. An Outside Director shall have no rights as a stockholder with respect to shares of Common Stock which may be issued in settlement of an RSU until the date of issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent.) No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued.

5. Termination of Services of Outside Directors

          (a) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors, otherwise than by reason of death or

Appendix B

disability, such option may be exercised (to the extent that the Outside Director is entitled to do so at the time of such option exercise) at any time and from time to time within six (6) months after such cessation of service, but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire; provided, however, that, in the event an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors but shall have been designated as a Director Emeritus, his or her option shall continue to be exercisable (to the extent his or her options have become exercisable at the time of such exercise) until six (6) months after termination of his or her Director Emeritus status or expiration of the option, whichever occurs first.

          (b) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors by reason of disability (as determined by the Board of Directors on the basis of all the facts and circumstances), such option may be exercised, in full or in part, by the Outside Director or his or her legally appointed representative (notwithstanding that the option may not yet otherwise have become exercisable with respect to all or part of such shares as of the date of disability) at any time and from time to time within twelve (12) months after such cessation of service, but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

          (c) If an Outside Director to whom an option has been granted under the Plan dies (i) while he or she is serving on the Board of Directors, (ii) within three (3) months after cessation of service on the Board of Directors other than by reason of disability, or (iii) within twelve (12) months after cessation of service on the Board of Directors by reason of disability, such option may be exercised:

                    1) in the case of death while serving on the Board of Directors, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option may not yet otherwise have become exercisable with respect to all or part of such shares as of the date of death;

                    2) in the case of death after cessation of service on the Board of Directors or death after termination of such service by reason of disability, to the extent that the Outside Director was entitled to do so at the date of his or her death, giving effect to the provisions of subsections (a) and (b) above of this Section 5; and

                    3) in each case by the person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Outside

Appendix B

Director, but in no event after the date on which the option would otherwise expire under Section 3 of the Plan.

                    4) Notwithstanding the provisions of subsections (b) and (c) above of this Section 5, in no event shall any option granted under the Plan be exercised within six (6) months of the date of grant.

          (d) In the event that an Outside Director to whom an RSU has been granted under the Plan for a year shall cease to serve as an Outside Director prior to completion of twelve (12) months from the date of grant for such year otherwise than by reason of death or disability, the RSU award for such year shall be forfeited upon such cessation of services. In the event that an Outside Director to whom an RSU has been granted shall cease to serve on the Board of Directors but shall have been designated as a Director Emeritus, such director shall be deemed to continue in service as an Outside Director until termination of his or her Director Emeritus status for purposes of determining the vesting of an RSU award and cessation of services as a director. In the event that an Outside Director to whom an RSU has been granted under the Plan shall cease to serve as an Outside Director prior to completion of twelve (12) months from the date of grant on account of death or (as determined by the Board of Directors on the basis of all the facts and circumstances) disability, the RSU award shall become immediately vested and non-forfeitable and shares of Common Stock in respect of such RSU award shall be distributed as soon as practicable after such cessation of services. In the event that an Outside Director ceases to serve as an Outside Director, any shares of Common Stock in respect of a vested undistributed RSU award shall be distributed as soon as practicable after such cessation of services.

6. Transferability

          No option or Restricted Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution.

7. Shares Reserved

          The aggregate number of shares reserved for issuance pursuant to the Plan shall be 500,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 8.

Appendix B

          Such number of shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose, or out of issued shares of Common Stock acquired for and held in the treasury of the Company.

          Shares subject to, but not sold or issued under, any option or Restricted Stock Unit terminating, expiring or cancelled for any reason prior to its exercise in full will again be available for options or RSUs thereafter granted during the balance of the term of the Plan.

8. Adjustments Due to Stock Splits, Mergers, Consolidations, etc.

          If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares, or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved under the Plan shall be automatically adjusted, and both(i) the number of shares which, at such time, are subject to outstanding options or Restricted Stock Units, and (ii) the number of options and RSUs that are automatically granted to Outside Directors each year, shall be adjusted in the same proportion (with appropriate adjustments in the option price); provided, however, that the Company shall not be obligated to issue fractional shares.

          In the event of any increase, reduction, or change or exchange of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, the Board of Directors shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares which have been authorized for issuance under the Plan but have not yet been placed under option or RSU, the number of shares which shall be the number of the automatic grants to Directors, as well as the price per share of Common Stock covered by each option outstanding under the Plan which has not yet been exercised.

9. Withholding or Deduction of Taxes

          If, at any time, the Company is required under applicable laws or regulations to withhold, or to make any deduction for, any taxes or take any other action in connection with the exercise of any option hereunder or the vesting or delivery of Common Stock in respect of a Restricted Stock Unit, the Company shall have the right to deduct from all amounts payable in cash any taxes required by law to be withheld therefrom, and, in the case of payments in the form of Common Stock, the Outside Director to whom such payments are to be made shall be required to pay to the Company the amount of any taxes required to be withheld, or, in lieu

Appendix B

thereof, the Company shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the minimum amount required to be withheld.

10. Administration

          The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have the discretionary authority to:

          (a) adopt, revise and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

          (b) interpret the terms of the Plan and any option or RSU award issued under the Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Plan;

          (c) delegate responsibility and authority for the operation and administration of the Plan, including to a committee of the Board of Directors, and appoint employees and officers of the Company and its affiliates to act on its behalf and employ persons to assist in fulfilling its responsibilities under the Plan; and

          (d) otherwise supervise the administration of the Plan;

          provided, however, that the Board of Directors shall have no discretion with respect to the selection of individuals eligible to receive options or Restricted Stock Units hereunder, the number of shares of Common Stock covered by any such option or Restricted Stock Unit award or the price or timing of any option or RSU granted hereunder (all of which determinations are automatic under the terms of the Plan).

          The entire expense of administering the Plan shall be borne by the Company.

11. Compliance with Applicable Law

          Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any option or RSU with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable federal and state laws pertaining to the issuance of securities or the provisions of any national securities exchange or NASDAQ, and the Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any such violation.

Appendix B

12. Amendment and Termination;

          It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to an Outside Director under Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including those issued after the date hereof (collectively, “Section 409A”). The Plan shall be interpreted to that end and, consistent with that objective and notwithstanding any provision herein to the contrary, the Company may unilaterally take any action it deems necessary or desirable to amend any provision herein to avoid the application of or excise tax or other penalties under Section 409A. Further, no effect shall be given to any provision herein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A. Neither the Company nor its current or former employees, officers, directors, representatives or agents shall have any liability to any current or former Outside Director with respect to any accelerated taxation, additional taxes, penalties or interest for which any current or former Outside Director may become liable in the event that any amounts payable under the Plan are determined to violate Section 409A.

          The Board of Directors may amend or discontinue the Plan at any time and from time to time; provided, however, that (a) unless otherwise required by law, no amendment, alteration or discontinuation shall be made which would impair the rights of an Outside Director with respect to any option or RSU which has been granted under the Plan without such individual’s consent and (b) no amendment shall be effective without the approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the applicable rules of any national securities exchange or NASDAQ, or the Delaware corporation law or other applicable laws.

13. Effective Date

          The effective date of this Plan is July 18, 2007, the date on which it was adopted by the Board of Directors; provided, however, that this Plan is subject to approval by the holders of the Company’s Class A Stock, per value $.01 per share. The Plan shall terminate on July 18, 2017.

14. Governing Law

          The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

SCHOLASTIC CORPORATION

Proxy for Annual Meeting of Stockholders, September 19, 2007

Please Complete and Return
 (The Solicitation of This Proxy is Made of Behalf of the Board of Directors)

     The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York, on Wednesday, September 19, 2007, at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present.

     If all or a portion of the shares you are voting are a result of your being a participant in the Scholastic Corporation 401(k) Savings and Retirement Plan, then you may instruct the plan Trustee how to vote all full and fractional shares attributable to your account invested in the Scholastic Corporation Stock Fund on August 1, 2007 by completing the reverse side of this card and returning it by September 14, 2007.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

(Continued and to be marked, dated and signed, on the other side)

In the absence of specific directions noted below, it is understood that the undersigned’s shares of Common Stock will be voted FOR PROPOSAL 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHOLD
1.	Proposal to elect 01 James W. Barge 02 John L. Davies and 03 John G. McDonald as directors:	☐	☐

If you wish to vote for the election of directors and withhold authority to vote for any of the individual nominees, enter the name(s) of such nominee(s) below.

2.	In their discretion the proxies will vote upon such other matters as may be properly come before the meeting and as may properly be voted upon by the holders of Common Stock.

Signature	Signature	Date

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

  FOLD AND DETACH HERE  

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/schl Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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SCHOLASTIC CORPORATION

Proxy for Annual Meeting of Stockholders, September 19, 2007

(The Solicitation of This Proxy is Made of Behalf of the Board of Directors)

The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York, on Wednesday, September 19, 2007, at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Class A Stock the undersigned would be entitled to vote if personally present.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

SCHOLASTIC CORPORATION
CLASS A STOCK PROXY

Annual Meeting of Stockholders, September 19, 2007

In the absence of specific directions noted below, it is understood that the undersigned’s shares of Class A Stock will be voted FOR THE ELECTION OF DIRECTORS and FOR EACH OF PROPOSALS 2 and 3.

The undersigned hereby votes the above number of shares of Class A Stock of Scholastic Corporation as follows:

1.	Upon the election of: Richard Robinson, Rebeca M. Barrera, Ramon C. Cortines, Andrew S. Hedden, Mae C. Jemison, Peter M. Mayer, Augustus K. Oliver and Richard M. Spaulding.

FOR: __________ WITHHOLD __________

2.	Approving an amendment to the Scholastic Corporation 2001 Stock Incentive Plan.

FOR: __________ WITHHOLD __________

3.	Approving the Scholastic Corporation 2007 Outside Directors Stock Incentive Plan.

FOR: __________ WITHHOLD __________

4.	In their discretion, the proxies will vote upon such other matters as may properly come before the meeting and as may properly be voted upon by the holders of Class A Stock.

Signature(s):  ______________________________________     Date:  ________________

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please mark your vote as indicated in this example X

__________________________
 Stockholder Name (please print)

1